SMITH BARNEY SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity

                                 [Paste up Art]

                                                               December 31, 1995

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide the annual report for the year ended December 31, 1995 for Smith Barney Series Fund. In this annual report, we briefly discuss general economic and market conditions. In addition, more detailed performance comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since its inception can also be found in this report (with the exception of the Money Market Portfolio). A more detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow in the annual report.

A LOOK BACK AT 1995

The year 1995 was memorable for investors and certainly one for the record books. When the year began, the Federal Reserve had raised interest rates six times in the preceding 12 months, and it would tighten monetary policy again in February to slow down what it believed was an overheated economy. However, late in the first quarter, the economy did weaken considerably and, in response, the Federal Reserve cut interest rates twice, once in July and then again in December.

As many of you no doubt know, the U.S. stock market continued its spectacular climb as the fourth quarter of 1995 ended. The favorable trends of strong corporate earnings, lower interest rates and low inflation converged and made the stock market the investment vehicle of choice for many investors.

The Standard & Poor's 500 Stock Price Index (the "S&P 500"), an unmanaged weighted measure of 500 widely held stocks, was up 36.94% for the 12 months ended December 31, 1995, its strongest showing since 1958. The Dow Jones Industrial Average (the "Dow"), a price-weighted average of 30 actively traded blue chip stocks, had its best year since 1975, closing the year at 5117. Key sectors included technology stocks (which benefited from the ongoing revolution in personal computers and communications) and financial sector stocks (which performed well in the low interest rate environment).

Nor were stocks the only winners in 1995. With the 30-year U.S. Treasury Bond up more than 30%, the U.S. bond market also performed well for the year, benefitting from an environment of low inflation and the expectation of lower short-term interest rates.

Our long-term outlook remains positive. We expect an extension of the economy's "soft landing," continued low inflation, and healthy corporate earnings in the near term. Yet, whatever transpires in 1996 and beyond, we encourage investors to keep a long-term perspective and maintain a disciplined and systematic investment plan.

MONEY MARKET PORTFOLIO

Money Market Portfolio seeks to provide maximum current income consistent with the preservation of capital. Please note that an investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value (NAV) of $1.00 per share.

The year 1995 began with signs that the U.S. economy, as measured by gross domestic product (GDP), would continue its recovery. Various economic indicators such as economic growth and rising employment rates, were seen by the Federal Reserve as a sign of a possible rise in the rate of inflation. In an effort to head off any such increase, the Federal Reserve raised the federal funds rate from 5.50% to 6.00% in early 1995, effectively slowing economic growth. (The federal funds rate represents the rate banks charge each other for overnight loans and affects all other interest rates.)

As early as March, automobile manufacturers began reporting sluggish demand and responded with production cuts. This contributed to meager economic growth in the second quarter and, as many expected, the Federal Reserve eased its monetary policy on July 6, 1995 by lowering the federal funds rate from 6.00% to 5.75%.

Following its July meeting, the Federal Reserve held firm and did not lower short-term interest rates until its final meeting of the year. Citing a decreasing inflation rate, the Federal Reserve lowered the federal funds rate another 25 basis points to 5.50% in December. This action caused investors to expect more easing of monetary policy by the Federal Reserve.

We continue to be bullish in Money Market Portfolio and are maintaining an average maturity of 40 days.

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SMITH BARNEY SERIES FUND
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INTERMEDIATE HIGH GRADE PORTFOLIO

The objective of Intermediate High Grade Portfolio is to provide investors with a high level of current income consistent with protection of capital. Under normal market conditions, the Intermediate High Grade Portfolio invests at least 65% of its assets in U.S. government securities and in high-grade U.S. corporate bonds. For the fiscal year ended December 31, 1995, Intermediate High Grade Portfolio had an annual total return of 17.76%.

As of December 31, 1995, a majority of Intermediate High Grade Portfolio's bonds were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, two major bond credit rating organizations. What follows is a breakdown of the Portfolio's composition at the end of November 1995:

    Cash Equivalents.......................................................................    3.2%
    U.S. Treasuries & Agencies.............................................................   29.0
    Financial Companies....................................................................   19.8
    Banks/Savings & Loans..................................................................   17.4
    Transportation.........................................................................    1.6
    Telecommunications.....................................................................    4.6
    Retail.................................................................................    3.0
    Paper/Forest Products..................................................................    4.4
    Oil Services...........................................................................    3.0
    Metals/Manufacturing...................................................................    4.6
    Insurance..............................................................................    4.5
    Financial Services.....................................................................    4.9

In 1995, the Portfolio lengthened its maturity slightly. (Maturity is the number of years until a bond pays back its principal. For most bonds, the longer the maturity, the greater the movement in its value of the bonds as interest rates change. The shorter the maturity, the less the movement of the value of the bonds in the fund as interest rates change.)

At this point in time, we believe the bond market has factored in discussions about the federal budget deficit and is now focusing its attention on the state of the economy. Most economic signs point to moderate economic growth with little or no inflationary pressures. We expect the job market will continue to be weak in the first half of 1996. When combined with the high levels of consumer debt, this weakness in employment levels should dampen growth in retail sales.

To meet these conditions, we have extended the Portfolio's maturity as we continue to look for additional progress on the budget deficit in Washington, D.C. In the corporate sector, we are watching the market closely, looking for opportunities to purchase sound issues with strong credit fundamentals.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The Diversified Strategic Income Portfolio seeks to provide investors with high current income by investing in a combination of U.S. government bond and agency securities, high-yielding corporate bonds and foreign government bonds. The Portfolio's management team allocates assets based on its analysis of current economic and market conditions, taking into account the relative risks and income opportunities within each of the fixed income sectors of the Portfolio. For the year ending December 31, 1995, Diversified Strategic Income Portfolio had an annual total return of 16.18%.

At the beginning of 1995, the Portfolio had 33% of its assets in mortgage-backed securities, 27% in high-yield bonds and 34% in foreign bonds. During the year, we became slightly more bullish in high-yield bonds and foreign bonds because of our expectations for slow economic growth and low inflation. At the end of November 1995, the Diversified Strategic Income Portfolio had 28.3% of its assets in Treasuries and mortgage-backed securities, 44.6% in high yield bonds and 27.1% in foreign bonds. In our view, increased global competition, combined with technological advances, has helped to keep inflation in check. We believe the more investors insist that interest rates cannot go lower, the more counter thinking may prove to be right.

We remain committed to generating income in the mortgage-backed securities portion of the Portfolio. Our strategy for our high-yield holdings continues to be to focus on upgrading credit quality in the Portfolio as market conditions permit. We continue to believe the U.S. dollar will strengthen in the short-term against most foreign currencies. Therefore, when we select foreign securities for the Portfolio, we place a strong emphasis on a country's monetary and political stability and a particular foreign currency's relationship to the U.S. dollar.

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SMITH BARNEY SERIES FUND
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EQUITY INCOME PORTFOLIO

The Equity Income Portfolio seeks to provide income and long-term growth opportunities. In seeking to achieve its goals, the Portfolio invests principally in dividend-paying common stocks of companies with favorable dividend and capital growth prospects. The Portfolio generally concentrates its investments in the utility industry. In the middle of December 1995, approximately 77% of Equity Income Portfolio's assets were invested in common stocks (55% in electric utilities, 11% in telecommunications companies, 11% in natural gas companies), 18% was invested in long-term investment-grade bonds and 5% was invested in cash. For the fiscal year ending December 31, 1995, Equity Income Portfolio had an annual total return of 32.47%.

Declining interest rates continued to drive the strong performance of electric utilities in 1995. Investor uncertainty regarding the general stock market, a possible rate cut by the Federal Reserve and the potential for more mergers and acquisitions have also helped to boost the performance of the utility sector during the year. In December, the Portfolio's top-ten holdings were:

           1 Houston Industries                         6 Nipsco
           2 FPL Group                                  7 Williams Co.
           3 AT&T                                       8 Texas Utilities
           4 Duquesne                                   9 Detroit Edison Co.
           5 Illinova Corp.                            10 Pinnacle West

In the fourth quarter of 1995, the Portfolio invested in Texas Utilities, GTE Corporation, Nipsco Industries, Public Service of New Mexico and Washington Energy. In our view, these companies have excellent total return potential and should be well-positioned to succeed in a deregulated environment. During the same period, Equity Income Portfolio sold its holdings and took profits in Pennsylvania Power and Light, Pacific Corporation, SCE Corporation, Pacific Telesis and El Paso Natural Gas.

As of December 12, 1995 the yield on 30-year Treasuries had declined by 38 basis points to 6.04% from 6.42% as of October 1, 1995. Yields from the Dow Jones Utility Index (a weighted index of 15 leading utility stocks) both remained at roughly 6%. This historically low yield spread has rewarded investors in the past with solid returns relative to bonds and has also provided them with current income.

Because of today's low-inflation rate and slow-growth economy, our early outlook for utility stocks in 1996 is positive, and, in our view, investment returns should be more in line with their historical range of 8% to 10%. Recent utility industry restructuring and regulatory rulings make the case for owning utilities as part of a balanced portfolio more compelling. However, for long-term investors, careful stock selection remains essential. We will therefore continue to emphasize diversification into companies that can compete with relatively low interest rates as well as provide investors with above-average earnings and dividend growth.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio's objective is to provide investors with results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P 500 (which is defined in the market review section at the beginning of this letter). For the period covered by this report, the Equity Index Fund had an annual total return of 35.81%.

Strong corporate earnings continued to drive stock prices higher during the late summer and fall, making 1995 one of the best years for U.S. stock investors in over two decades. Peak corporate profit margins and stock buy-backs helped to convert modest sales growth into 20% year-over-year earnings per share gains, with more than 50% of all companies in the S&P 500 reporting positive earnings. Declining interest rates also gave investors confidence that the economy and corporate profits would continue to grow, albeit slowly, through 1996.

Despite surprisingly robust corporate earnings in the second half of 1995, investors began to discount an earnings slowdown in 1996, rotating out of cyclical sectors and into "defensive" (i.e., less economically sensitive) industry groups on the expectation of better relative earnings. Health care stocks, particularly those in the drug and HMO groups, advanced sharply, as did many food and beverage stocks in the consumer staples sector. In the energy sector, which led the market higher earlier in the year, a dramatic sell-off occurred amidst early signs of slowing demand for personal computers and softer prices for memory chips and other PC components. Many groups in the basic materials sector also weakened significantly in response to declining commodity prices and production.

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SMITH BARNEY SERIES FUND
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GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio seeks long-term capital growth and income. The Portfolio invests in quality companies with rising dividends. For the period covered by this report, the Growth and Income Portfolio had an annual total return of 30.49%.

In 1995, the financial markets continued to rally and stock and bond prices rose. One of the several positive fundamentals supporting the stock and bond market rallies has been the low level of inflation as indicated by the Consumer Price Index (CPI). CPI measures of inflation are now below 3%, and some experts have suggested this number overstates the actual rate of inflation. If in fact overestimated, this inflation figure has a significant implication that for public policy and the financial markets would suggest that real growth and wages have been much stronger than assumed. We believe that the financial markets' recognition of the over-estimation of inflation would benefit the Growth and Income Portfolio as both stock and bond prices could rise as investors re-evaluate interest payments and earnings in a world of lower inflation.

At the beginning of December 1995, the Growth and Income Portfolio's top-ten holdings were:

           1 Hewlett Packard                              6 Motorola
           2 GMAC 7% due 9/15/02 (General Motors bond)    7 Nationsbank Corp.
           3 General Electric                             8 Monsanto
           4 Coca-Cola                                    9 Merck & Co.
           5 Johnson & Johnson                           10 Eli Lilly

At the end of 1995, Growth and Income Portfolio acquired Conrail Inc., Exxon Corp. and Worthington Industries Inc. At the same time, the Portfolio liquidated its holdings in CSX Corp., Murphys Oil, Witco Corp., Hillenbrand, Tribune Corp. and Southwest Airlines.

APPRECIATION PORTFOLIO

The Appreciation Portfolio seeks to provide long-term investors with opportunities for capital appreciation by investing in growth-oriented stocks. For the year ending December 31, 1995, the Appreciation Portfolio had an annual total return of 28.84%.

The superlatives have been exhausted when it comes to discussing the performance of the U.S. stock and bond markets in 1995. The major driving factors behind the recent stock market rally were falling interest rates, better-than-expected profits (fueled in part by corporate restructurings) and unprecedented inflows of money into domestic equity mutual funds. Set against a backdrop of pessimism, these and other converging factors ignited and fed the stock market rally.

After our strong optimism about the financial markets at the end of 1994, and even after the first quarter's powerful surge, by the middle of the summer we saw signs of overspeculation and stretched values, especially in technology stocks. In addition, dividend yields on stocks declined to unprecedented levels, while the value of all stocks in relation to Gross Domestic Product (GDP) reached the highest level in this century. Yet, despite these warnings that the stock market may have reached its peak, investors remained undaunted and have continued to invest, notwithstanding sharp declines in the technology sector. By the second half of the year, the overall market had reached new highs. We raised cash reserve levels in the Portfolio around mid-year and that defensive move acted as a drag on the Portfolio's performance during the second half of the year.

Our outlook a year ago was fairly simple. We believed the market had shaken out earlier excesses, and interest rates had gone up much more than any inflation scenario would dictate. Values, while not inexpensive, were decent. Hints of corporate restructurings were being dropped, giving the earnings outlook a big boost. We were very bullish, but of course we didn't know then that 1995 would be so tremendous.

The major corporate restructuring stories that we had anticipated earlier have generally been recognized by the marketplace and Appreciation Portfolio has had excellent success with stocks such as:

        -     Eastman Kodak
        -     Xerox Corporation
        -     Minnesota Mining & Manufacturing (3M)

The year 1996 will be trickier by far because interest rates are low enough to keep the stock market afloat and there are not enough signs of deterioration to predict a large market decline. For these reasons, we believe 1996 will be a year when the focus is on relative values rather than absolute values when selecting stocks.

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SMITH BARNEY SERIES FUND
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EMERGING GROWTH PORTFOLIO

Emerging Growth Portfolio seeks capital appreciation by investing at least 65% of its total assets in the common stocks of small- and medium-sized foreign and domestic companies. The Portfolio focuses on companies it believes to have the potential to become major enterprises. For the year ended December 31, 1995, the Emerging Growth Portfolio had an annual total return of 42.89%.

Emerging Growth Portfolio employs an investment style that is "bottom-up". (A bottom-up investing style involves searching for stocks with outstanding performance potential before considering the impact of economic trends.) Historically, the Portfolio's investment style has been to focus on stock selection rather than "market timing" or "sector rotation," while controlling risk by maintaining a broadly diversified portfolio and not making any major bets on any one sector or individual stock. We do not focus on short-term price fluctuations as long as the Portfolio believes a company's fundamentals remain viable and growth can be sustained over a full market cycle. Emerging Growth Portfolio usually remains fully invested.

In the early part of the year when investor concerns about economic growth, inflation and the direction of interest rates prevailed, the stock market was essentially calm. Then, as the economy slowed down, interest rates declined and inflation concerns subsided, the equity markets began to hit new highs with such frequency it soon became the norm. All of the major stock market indices participated. New market highs appeared almost on a weekly basis on the Dow Jones Industrial Average, the S&P 500, the NASDAQ average and the Russell 2000. Because the Emerging Growth Portfolio invests in small emerging growth companies, its holdings are generally not affected by broad economic and market conditions.

The Portfolio selects stocks based on a company's potential to deliver upside earnings surprises. To identify these companies, we look for rising earnings estimates and improving values. Investments are made in the highest growth companies in a particular sector that meet this screening criteria. In general, these will be smaller companies with revenues of less than $1 billion. Because the Portfolio invests in small emerging growth companies, its holdings are generally not affected by broad economic and market conditions.

In 1995, Emerging Growth Portfolio's top-performing stocks were:

        -     Corrections Corp. of America (a company that builds and runs private prisons)
        -     Ascend Communications (a telecommunications equipment company)
        -     Macromedia (a software company)
        -     U.S. Robotics (a telecommunications equipment company)
        -     Chesapeake Energy (an oil and gas production company)

We continue to be optimistic about the prospect for small-capitalization growth stocks. We believe small-capitalization stocks are reasonable values when compared to larger-capitalization stocks. And these smaller company stocks would particularly benefit from any proposed cut in the capital gains tax rate.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio seeks to provide investors with total return, which consists of long-term capital appreciation and income. Total Return Portfolio primarily invests in a diversified portfolio of dividend-paying common stocks. For the year ended December 31, 1995, the Total Return Portfolio had an annual total return of 25.04%.

At the end of the period covered by this report, approximately 20% of Total Return Portfolios were invested in real estate investment trusts ("REITs"). It is our belief that these securities represent compelling values and provide substantial upside potential with limited risk. During 1995, REIT yields were at the highest levels in the last ten years and outperformed 10-year Treasury yields.

In 1995, we were underweighted in technology and during the latter part of the year, we decreased our holdings in interest-sensitive stocks. The huge demand for technology issues in 1995 suggested to us that many investors were looking only at increasing retail sales of technology products, while ignoring the rapid increase in manufacturing capacity and the ability to bring on new supply in the next 12 to 18 months. We believe that this could result in a surplus and have a negative impact on the value of technology securities. In fact, since mid-year 1995, many technology issues have fallen dramatically. We believe this could provide an excellent opportunity to invest, as it appears relative values and investor sentiment have returned to more realistic levels. The Portfolio has also increased its holdings in interest-sensitive stocks, including those of financial services companies. In our view, the consolidation of financial services companies will continue in the years ahead, but we are less certain that interest-rate trends will be as positive for financial services companies in 1996 as they were in 1995.

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SMITH BARNEY SERIES FUND
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INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks growth of capital and income. The Portfolio seeks to achieve these objectives by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers that have the potential for growth of capital. For the period covered by this report, the International Equity Portfolio had an annual total return of 8.80%.

As you no doubt know, the U.S. capital markets provided most investors with spectacular returns in 1995. The U.S. markets were buoyed by firm bond prices, vibrant corporate earnings growth and strong merger and acquisition activity. While the current stalemate in Washington, D.C. over the federal budget is raising concerns for some investors, especially in the fixed income markets, we expect modest economic growth, low inflation and better corporate productivity and profits throughout most of the global economy in 1996.

We have maintained a "bottom-up" stock-selection style. (A "bottom-up" investment approach means the Portfolio's management team looks for individual stocks they believe have outstanding performance potential before they consider the impact of broad economic trends.) During 1995, the Portfolio reduced its exposure in Latin America and increased its holdings in Israel and South Africa, two promising emerging market countries with, in our view, favorable long-term growth prospects.

In light of our expectations for 1996, top-quality stocks should perform well, although the stellar gains investors received in 1995 will probably not be repeated. In addition, stock values in the U.S. are relatively high compared to many foreign stocks. Future success in the U.S. will therefore require even greater stock selectivity.

In our view, European markets hold great promise in the coming year. Though economic growth in Europe slowed markedly during the second half of 1995, we believe an annual economic growth rate of 2% to 2.5% is feasible in 1996. Many European governments are becoming more fiscally responsible in order to lower their budget deficits and to meet specific targets required for entry in the European monetary union.

We believe recent interest rate reductions by European central banks will help stimulate their economies and we expect more interest rate reductions in the near term. Therefore, we believe Europe's 1997 economic prospects should be bright. Other positive trends for the European markets include greater consistency in European accounting methods, more corporate restructuring, massive privatizations of state-owned enterprises and greater local investor participation.

An integral part of our diversified global investment approach is our strong commitment to some of the world's smaller, rapidly industrializing economies. Following the unexpected devaluation of the Mexican peso in late 1994, many investors abandoned these markets seeking safety and liquidity, especially in Latin America. Notwithstanding their poor performance in 1995, we believe these emerging markets continue to offer investors outstanding long-term investment opportunities.

Another key element aspect of the International Equity Portfolio's investment philosophy is a strong belief that one of the best ways to preserve and enhance a currency's buying power is to own a globally diversified portfolio made up of quality stocks. In spite of an apparent near-term slowing of inflation, every currency will still lose a portion of its buying power to the effects of inflation over time. Historically, stocks have outperformed both bonds and money markets and therefore deserve a place in most diversified portfolios.

In closing, we would like to thank you for your investment in the Smith Barney Series Fund. We look forward to serving your financial needs in the years ahead.

Sincerely,

/s/ HEATH B. MCLENDON
---------------------
Heath B. McLendon
Chairman and Chief Executive Officer
January 16, 1996

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/95

[GRAPH]

                                                 LEHMAN
                               INTERMEDIATE     BROTHERS
     MEASUREMENT PERIOD         HIGH GRADE     AGGREGATE
   (FISCAL YEAR COVERED)        PORTFOLIO      BOND INDEX
10/16/91                           10000.00       10000.00
12/91                              10240.00       10507.08
6/92                               10407.30       10792.19
12/92                              10780.60       11285.12
6/93                               11351.70       12064.36
12/93                              11642.50       12385.51
6/94                               11185.30       11905.96
12/94                              11287.40       12024.03
6/95                               12449.30       13400.11
12/95                              13292.30       14245.65

-----------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
    Year Ended 12/31/95                17.76%
    10/16/91* through 12/31/95          6.99%
    * Commencement of operations
-----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on October
16, 1991 (commencement of operations) through December 31, 1995 with that of a similar investment in the Lehman Brothers Aggregate
Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers
Aggregate Bond Index, an unmanaged index, are composed of the Lehman Intermediate
Government/Corporate Bond Index and the
Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

--------------------------------------------------------------------------------
The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/95

[GRAPH]

                               DIVERSIFIED       LEHMAN
                                STRATEGIC       BROTHERS
     MEASUREMENT PERIOD           INCOME       AGGREGATE
   (FISCAL YEAR COVERED)        PORTFOLIO      BOND INDEX
10/16/91                           10000.00       10000.00
12/91                              10140.00       10507.08
6/92                               10270.40       10792.19
12/92                              10283.90       11285.12
6/93                               11026.70       12064.36
12/93                              11575.60       12385.51
6/94                               11208.10       11905.96
12/94                              11250.70       12024.03
6/95                               12189.80       13400.11
12/95                              13071.10       14245.65

-----------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
    Year Ended 12/31/95                  16.18%
    10/16/91* through 12/31/95            6.57%
    * Commencement of operations
-----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on
October 16, 1991 (commencement of operations) through December 31, 1995 with that of a similar investment in the Lehman Brothers
Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman
Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Intermediate
Government/Corporate Bond Index and the
Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

--------------------------------------------------------------------------------
The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


<pg$pcn>

SMITH BARNEY SERIES FUND
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 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 12/31/95

[GRAPH]

                                                  VARIABLE
                                                  ANNUITY
                                                  LIPPER
                                                  EQUITY         STANDARD
                                                  INCOME             &
MEASUREMENT                                       FUNDS            POOR'S
PERIOD                                            PEER              500
(FISCAL                       YEAR EQUITY INCOME  GROUP            STOCK
COVERED)                          PORTFOLIO      AVERAGE           INDEX

10/16/91                           10000.00       10000.00       10000.00
12/91                              10200.00       10559.44       10838.21
6/92                               10522.40       10880.93       10766.94
12/92                              11397.30       11782.19       11667.81
6/93                               12545.40       13060.11       12236.62
12/93                              12583.30       13758.44       12843.85
6/94                               11151.60       13622.75       12407.80
12/94                              11307.50       14094.16       13011.56
6/95                               12887.60       16311.18       15640.64
12/95                              14978.80       16510.18       17709.89


------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------
    Year Ended 12/31/95                   32.47%
    10/16/91* through 12/31/95            10.07%
    * Commencement of operations
------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Income Portfolio on October 16, 1991
(commencement of operations) through December
31, 1995 with that of a similar investment in the Variable Annuity Lipper Equity Income Funds
Peer Group Average and Standard & Poor's 500
Stock Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange and over-the-counter market.
The Variable Annuity Lipper Equity Income Funds
Peer Group Average is composed of 41 equity income funds which underlie variable annuities.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF 12/31/95

[GRAPH]

                                                VARIABLE
                                                ANNUITY
                                                 LIPPER
                                                GROWTH &
                                GROWTH AND    INCOME FUNDS    STANDARD &
     MEASUREMENT PERIOD           INCOME      PEER GROUP      POOR'S 500
   (FISCAL YEAR COVERED)        PORTFOLIO       AVERAGE      STOCK INDEX
10/16/91                           10000.00       10000.00       10000.00
12/91                              10140.00       10745.98       10838.21
6/92                               10261.20       10653.63       10766.94
12/92                              10995.50       11551.21       11667.81
6/93                               11315.50       12109.21       12236.62
12/93                              11995.30       12801.89       12843.85
6/94                               11451.90       12321.72       12407.80
12/94                              11611.20       12646.18       13011.56
6/95                               13343.40       14661.96       15640.64
12/95                              15221.80       15016.78       17897.58


------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
    Year Ended 12/31/95                30.49%
    10/16/91* through 12/31/95         10.37%
    * Commencement of operations
-----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Growth and Income Portfolio on October 16, 1991
(commencement of operations) through December
31, 1995 with that of a similar investment in the Variable Annuity Lipper Growth & Income
Funds Peer Group Average and Standard & Poor's
500 Stock Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Stock
Index is an unmanaged index composed of 500 widely held common stocks listed on the New
York Stock Exchange, American Stock Exchange and over-the-counter market.
The Variable Annuity Lipper Growth & Income
Funds Peer Group Average is composed of 40 growth and income funds which underlie variable annuities.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/95

[GRAPH]

                                                  STANDARD
MEASUREMENT                                         &
PERIOD                                            POOR'S
(FISCAL                                            500
YEAR                             APPRECIATION     STOCK
COVERED)                          PORTFOLIO       INDEX

10/16/91                           10000.00       10000.00
12/91                              10490.00       10838.21
6/92                               10260.00       10766.94
12/92                              11133.40       11667.81
6/93                               11330.10       12236.62
12/93                              11925.80       12843.85
6/94                               11618.30       12407.80
12/94                              11792.00       13011.56
6/95                               13820.10       15640.64
12/95                              15192.60       17897.58

-----------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
    Year Ended 12/31/95                28.84%
    10/16/91* through 12/31/95         10.44%
    * Commencement of operations
-----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on October 16, 1991
(commencement of operations) through December
31, 1995 with that of a similar investment in the Standard & Poor's 500 Stock Index. Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The
Standard & Poor's 500 Stock Index is an
unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange and
over-the-counter market.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 12/31/95

[GRAPH]

                                 EMERGING        NASDAQ
     MEASUREMENT PERIOD           GROWTH       COMPOSITE
   (FISCAL YEAR COVERED)        PORTFOLIO        INDEX
12/3/93                            10000.00       10000.00
12/93                              10410.00       10297.00
6/94                                9191.00        9357.22
12/94                               9631.00        9967.92
6/95                               11651.30       12374.52
12/95                              13761.50       13947.32


-----------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
    Year Ended 12/31/95                42.89%
    12/3/93* through 12/31/95          16.62%
    * Commencement of operations
-----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Emerging Growth Portfolio on December 3, 1993
(commencement of operations) through December
31, 1995 with that of a similar investment in the NASDAQ Composite Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The NASDAQ Composite
Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 12/31/95

[GRAPH]

                                                  STANDARD
MEASUREMENT                                         &
PERIOD                                            POOR'S
(FISCAL                                            500
YEAR                             TOTAL RETURN     STOCK
COVERED)                           PORTFOLIO      INDEX

12/3/93                            10000.00       10000.00
12/93                              10300.00       10121.00
6/94                               11197.50        9777.38
12/94                              11062.30       10253.15
6/95                               13040.20       12324.87
12/95                              13941.70       14103.35

-----------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------
    Year Ended 12/31/95                25.04%
    12/3/93* through 12/31/95          16.91%
    * Commencement of operations
-----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Total Return Portfolio on December 3, 1993
(commencement of operations) through December
31, 1995 with that of a similar investment in the Standard & Poor's 500 Stock Index. Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The
Standard & Poor's 500 Stock Index is an
unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange, and
over-the-counter market.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 12/31/95

[GRAPH]

                               INTERNATIONAL     MORGAN
     MEASUREMENT PERIOD           EQUITY      STANLEY EAFE
   (FISCAL YEAR COVERED)        PORTFOLIO        INDEX
12/3/93                            10000.00       10000.00
12/93                              10050.00       10709.00
6/94                                9280.00       11160.45
12/94                               9210.00       10975.60
6/95                                9749.20       11278.53
12/95                              10010.30       12242.84



-----------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------
    Year Ended 12/31/95                   8.80%
    12/3/93* through 12/31/95             0.10%
    * Commencement of operations
------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in International Equity Portfolio on December 3,
1993 (commencement of operations) through
December 31, 1995 with that of a similar investment in the Morgan Stanley EAFE Index.
Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.
The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


<pg$pcn>

SMITH BARNEY SERIES FUND

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1995

                             MONEY MARKET PORTFOLIO

                                                                                   ANNUALIZED
                                                                                    YIELD ON
  FACE                                                                              DATE OF
 AMOUNT                                  SECURITY                                   PURCHASE        VALUE
------------------------------------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 5.2%
$200,000    Federal Farm Credit Bank matures 01/05/96..........................           5.51%   $  199,878
 100,000    Federal Home Loan Bank matures 06/20/96............................           5.29        97,549
------------------------------------------------------------------------------------------------------------
            TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
            (Cost -- $297,427).................................................                      297,427
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 91.2%
 225,000    AT&T Corporation matures 02/08/96..................................           5.64       223,670
 200,000    Bank of New York matures 01/26/96..................................           5.78       199,205
 200,000    Bankers Trust matures 03/05/96.....................................           5.69       198,009
 200,000    Banque Paribas matures 01/12/96....................................           5.79       199,649
 250,000    Bear Stearns, Inc. matures 01/12/96................................           5.80       249,559
 200,000    Canadian Imperial Holdings, Inc. matures 01/04/96..................           6.00       199,900
 100,000    Cheltenham & Gloucester Building Society matures 02/12/96..........           5.75        99,340
 200,000    Ciesco, L.P. matures 01/26/96......................................           5.78       199,208
 200,000    Compagnie Bancaire USA Finance Corporation matures 01/03/96........           5.81       199,936
 200,000    Corporate Asset Funding Company, Inc. matures 01/19/96.............           5.78       199,430
 200,000    Daimler-Benz North America Corporation matures 01/30/96............           5.76       199,085
 200,000    Dean Witter/Discover & Company matures 01/26/96....................           5.79       199,205
 200,000    Dresdner U.S. Finance, Inc. matures 01/22/96.......................           5.80       199,333
 250,000    Ford Motor Credit Corporation matures 01/19/96.....................           5.78       249,283
 200,000    General Electric Capital Corporation matures 02/15/96..............           5.75       198,590
 200,000    Goldman Sachs & Company matures 02/09/96...........................           5.79       198,761
 150,000    Hanson Finance PLC matures 02/16/96................................           5.75       148,915
 225,000    J.P. Morgan & Company mature 01/31/96 to 02/16/96..................   5.73 to 5.77       223,629
 200,000    Kredit Bank NA Finance matures 01/31/96............................           5.78       199,048
 200,000    National & Provincial Building Society matures 03/18/96............           5.75       197,600
 200,000    Preferred Receivable Funding matures 01/30/96......................           5.76       199,082
 100,000    Province of British Columbia matures 06/01/96......................           5.44        97,630
 150,000    San Paolo US Finance, Inc. matures 03/01/96........................           5.73       148,583
 200,000    Sheffield Receivable Corporation matures 02/16/96..................           5.74       198,553
 200,000    Swedish Export Credit Corporation matures 02/09/96.................           5.71       198,774
 100,000    Toronto Dominion Holdings USA, Inc. matures 01/08/96...............           5.81        99,889
 250,000    Transamerica Finance Corporation matures 02/01/96..................           5.74       248,775
------------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER (Cost -- $5,172,641)........................                    5,172,641
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
 204,000    Citibank, 5.80% due 01/03/96; Proceeds at maturity -- $204,131;
            (Fully collateralized by U.S. Treasury Notes, 5.50% due 11/15/98;
            Market value -- $208,090) (Cost -- $204,000).......................                      204,000
------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $5,674,068*)....................                   $5,674,068
------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                       INTERMEDIATE HIGH GRADE PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 33.7%
$1,000,000    Federal Home Loan Banks, 7.360% due 7/1/04...................................   $ 1,098,710
   870,000    U.S. Treasury Notes, 8.500% due 4/15/97......................................       905,479
   175,000    U.S. Treasury Notes, 6.375% due 1/15/99......................................       180,402
   870,000    U.S. Treasury Notes, 7.750% due 12/31/99.....................................       944,567
   500,000    U.S. Treasury Notes, 8.750% due 8/15/00......................................       568,275
   205,000    U.S. Treasury Notes, 7.250% due 8/15/04......................................       228,155
 1,130,000    U.S. Treasury Notes, 8.125% due 8/15/19......................................     1,420,207
---------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost -- $5,010,041).........................................................     5,345,795
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 66.1%
BANKING/SAVINGS & LOANS -- 17.9%
   700,000    ABN Amro Bank, Sub. Debenture, 7.250% due 5/31/05............................       751,625
   700,000    First Union Banc, Sub. Debenture, 7.500% due 4/15/35.........................       768,250
   500,000    Malayan Banking, N.Y., Sub. Debenture, 7.125% due 9/15/05....................       525,000
   700,000    Republic New York Corporation, Debenture, 9.500% due 7/1/00..................       798,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,842,875
---------------------------------------------------------------------------------------------------------
FINANCE -- 14.0%
   700,000    Associates Corporation N.A., 8.180% due 2/15/05..............................       794,500
   650,000    Ford Motor Credit Company, 8.000% due 10/1/96................................       661,603
   700,000    International Lease Finance Corporation, 8.250% due 1/15/00..................       756,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,212,103
---------------------------------------------------------------------------------------------------------
INSURANCE -- 9.0%
   700,000    Massachusetts Mutual Life Insurance Company, 7.625% due 11/15/23.............       733,250
   700,000    Metropolitan Life Insurance, 6.300% due 11/1/03..............................       691,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,424,500
---------------------------------------------------------------------------------------------------------
METALS & MINING -- 5.0%
   700,000    Asarco, Inc., 8.500% due 5/1/25..............................................       799,750
---------------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 4.5%
   700,000    International Paper Company, 8.640% due 3/15/96..............................       704,375
---------------------------------------------------------------------------------------------------------
OIL SERVICES -- 6.4%
   485,000    Mobil Corporation, 6.500% due 12/17/96.......................................       490,455
   500,000    Shell Oil Company, 6.950% due 12/15/98.......................................       519,375
---------------------------------------------------------------------------------------------------------
                                                                                                1,009,830
---------------------------------------------------------------------------------------------------------
RETAIL -- 3.0%
   470,000    Wal Mart Stores, Inc., Debenture, 8.000% due 5/1/96..........................       474,113
---------------------------------------------------------------------------------------------------------
TELEPHONE & COMMUNICATION -- 4.7%
   700,000    TCI Communications, Inc., 8.000% due 8/1/05..................................       748,125
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                       INTERMEDIATE HIGH GRADE PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
$  250,000    Boeing Company, 8.375% due 3/1/96............................................   $   250,938
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS AND NOTES (Cost -- $10,165,434)........................    10,466,609
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
    36,000    Citibank, 5.800% due 1/2/96; Proceeds at maturity -- $36,023;
              (Fully collateralized by U.S. Treasury Notes, 5.500% due 11/15/98;
              Market value -- $36,722) (Cost -- $36,000)...................................        36,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $15,211,475*).............................   $15,848,404
---------------------------------------------------------------------------------------------------------

* Aggregate cost for federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 27.7%
---------------------------------------------------------------------------------------------------------
$    840,472    FHLMC, 9.000% due 9/1/21...................................................   $   880,654
  11,433,731    GNMA, 9.000% due 9/15/21...................................................    12,123,299
   1,295,458    GNMA, 8.000% due 12/15/21..................................................     1,350,515
     970,000    U.S. Treasury Notes, 6.125% due 12/31/96...................................       979,535
   1,000,000    U.S. Treasury Notes, 4.750% due 9/30/98....................................       988,030
---------------------------------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT SECTOR (Cost -- $16,181,005).........................    16,322,033
---------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 44.7%
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 42.0%
AEROSPACE AND DEFENSE -- 1.0%
     350,000    Hownet, Inc., 10.000% due 12/1/03 (a)......................................       367,500
     225,000    Tracor, Inc., 10.875% due 8/15/01..........................................       234,000
---------------------------------------------------------------------------------------------------------
                                                                                                  601,500
---------------------------------------------------------------------------------------------------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 0.7%
     250,000    Harvard Industries Inc., 12.000% due 7/15/04...............................       264,375
     150,000    Harvard Industries Inc., 11.125% due 8/1/05................................       152,250
---------------------------------------------------------------------------------------------------------
                                                                                                  416,625
---------------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE, AND RADIO -- 8.0%
     275,000    Alliance Entertainment, 11.250% due 7/15/05................................       277,750
     350,000    Australis Media Ltd. Units, step bond to yield 14.000% due 5/15/03.........       254,188
     975,000    Bell Cable PLC, step bond to yield 11.875% due 9/15/05.....................       616,688
     500,000    Bell Cablemedia PLC, step bond to yield 11.950% due 7/15/04................       356,250
     250,000    Cablevision Systems Corporation, 9.875% due 2/15/13........................       266,250
     600,000    Comcast UK Cable, step bond to yield 11.000% due 11/15/07..................       352,500
     200,000    Continental Cablevision, Inc., 11.000% due 6/1/07..........................       224,000
     200,000    EZ Communication, 9.750% due 12/1/05.......................................       201,000
     250,000    Marcus Cable Company, 11.875% due 10/1/05..................................       269,688
     450,000    NWCG Holding, zero coupon due 6/15/99......................................       311,625
     325,000    Rogers Cablesystems Limited, 10.000% due 12/1/07...........................       349,781
     400,000    Rogers Cablesystems Limited, 11.000% due 12/1/15...........................       431,500
     250,000    Rogers Communications, Inc., 10.875% due 4/15/04...........................       261,875
     400,000    Videotron Holdings, step bond to yield 11.000% due 8/15/05.................       249,000
     250,000    Wireless One, 13.000% due 10/15/03.........................................       266,250
---------------------------------------------------------------------------------------------------------
                                                                                                4,688,345
---------------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 1.1%
     350,000    American Standard, Inc., 11.375% due 5/15/04...............................       387,625
     250,000    Greystone Homes, Inc., 10.750% due 3/1/04..................................       233,750
      50,000    Miles Home Services, Inc., 12.000% due 4/1/01..............................        35,500
---------------------------------------------------------------------------------------------------------
                                                                                                  656,875
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CHEMICALS -- 1.9%
$    375,000    Buckeye Cellulose, 8.500% due 12/15/05.....................................   $   387,656
     400,000    NL Industries, Inc., 11.750% due 10/15/03..................................       428,500
     250,000    Terra Industries, Inc., 10.500% due 6/15/05................................       276,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,092,406
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLE GOODS/HOME FURNISHINGS -- 1.5%
                International Semi Tech Microelectronics, Inc., step bond to yield 11.500%
     775,000    due 8/15/03................................................................       422,375
     250,000    Samsonite Corporation, 11.125% due 7/15/05.................................       245,625
     200,000    TAG-Heuer International, 12.000% due 12/15/05 (a)..........................       201,500
---------------------------------------------------------------------------------------------------------
                                                                                                  869,500
---------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 0.7%
     450,000    Interlake Corporation, 12.125% due 3/1/02..................................       428,625
---------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICES -- 1.1%
     250,000    Russel Metals, Inc., 10.250% due 6/15/00...................................       243,438
     400,000    Williamhouse-Regency, 13.000% due 11/15/05 (a).............................       421,000
---------------------------------------------------------------------------------------------------------
                                                                                                  664,438
---------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
     173,166    Midland Funding Corporation I, 10.330% due 7/23/02.........................       180,526
---------------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 1.2%
                Bell & Howell Holdings Corporation, step bond to yield 11.500% due
     375,000    3/1/05.....................................................................       247,500
     175,000    Dictaphone Corporation, 11.750% due 8/1/05.................................       169,750
     250,000    Graphic Controls Corporation, 12.000% due 9/15/05 (a)......................       260,000
---------------------------------------------------------------------------------------------------------
                                                                                                  677,250
---------------------------------------------------------------------------------------------------------
FOOD -- 0.7%
     400,000    Van De Kamp, Inc., 12.000% due 9/15/05.....................................       416,000
---------------------------------------------------------------------------------------------------------
GROCERY/CONVENIENCE STORES -- 2.8%
     200,000    Farm Fresh, Inc., 12.250% due 10/1/00......................................       166,000
     320,300    Kash N' Karry, 11.500% due 2/1/03..........................................       333,112
     180,000    P & C Food Markets, Inc., 11.500% due 10/15/01.............................       176,850
     500,000    Pathmark Stores, Inc., 12.625% due 6/15/02.................................       517,500
     450,000    Ralph's Grocery Company, 11.000% due 6/15/05...............................       446,625
---------------------------------------------------------------------------------------------------------
                                                                                                1,640,087
---------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 1.0%
     200,000    Magellan Health Services, Inc., 11.250% due 4/15/04........................       220,060
     330,000    Ornda Healthcorp, 12.250% due 5/15/02......................................       363,413
---------------------------------------------------------------------------------------------------------
                                                                                                  583,473
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 4.8%
$    350,000    Aztar Corporation, 13.750% due 10/1/04.....................................   $   390,250
     370,000    Bally's Grand, Inc., 10.375% due 12/15/03..................................       378,325
     350,000    Boyd Gaming Corporation, 10.750% due 9/1/03................................       371,000
     400,000    Grand Casinos, 10.125% due 12/1/03.........................................       418,000
     250,000    HMC Acquisition Properties, 9.000% due 12/15/07 (a)........................       253,125
     400,000    Mohegan Tribal Gaming, 13.500% due 11/15/02................................       435,000
     400,000    Station Casinos, Inc., 9.625% due 6/1/03...................................       394,000
     160,632    Trump Taj Mahal Funding, Inc., 11.350% due 11/15/99........................       154,608
---------------------------------------------------------------------------------------------------------
                                                                                                2,794,308
---------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 0.5%
     250,000    Life Partners Group, Inc., 12.750% due 7/15/02.............................       271,250
---------------------------------------------------------------------------------------------------------
LEISURE/AMUSEMENT/MOTION PICTURES -- 1.0%
     250,000    Coleman Holdings, Inc., zero coupon due 5/27/98............................       202,500
     185,897    Gillett Holdings, Inc., 12.250% due 6/30/02................................       196,586
     200,000    Remington Arms, Inc., 9.500% step bond to yield 10.000% due 12/1/03 (a)....       174,000
---------------------------------------------------------------------------------------------------------
                                                                                                  573,086
---------------------------------------------------------------------------------------------------------
MACHINERY -- 0.3%
     200,000    Day International Group, Inc., 11.125% due 6/1/05..........................       206,000
---------------------------------------------------------------------------------------------------------
METALS/MINING -- 0.7%
     250,000    Kaiser Aluminum & Chemical Corporation, 12.750% due 2/1/03.................       275,625
     135,000    UCAR Global Enterprises, Inc., 12.000% due 1/15/05.........................       155,588
---------------------------------------------------------------------------------------------------------
                                                                                                  431,213
---------------------------------------------------------------------------------------------------------
OIL/NATURAL GAS -- 1.8%
     200,000    Clark USA, 10.875% due 12/1/05.............................................       210,000
     375,000    Global Marine, 12.750% due 12/15/99........................................       420,000
     200,000    Santa Fe Energy Resources, Inc., 11.000% due 5/15/04.......................       221,250
     225,000    United Meridian Corporation, 10.375% due 10/15/05..........................       237,375
---------------------------------------------------------------------------------------------------------
                                                                                                1,088,625
---------------------------------------------------------------------------------------------------------
OTHER UTILITIES -- 0.8%
     300,000    California Energy, 9.875% due 6/30/03......................................       315,000
     175,000    California Energy, step bond to yield 10.250% due 1/15/04..................       164,063
---------------------------------------------------------------------------------------------------------
                                                                                                  479,063
---------------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS/PRINTING -- 2.3%
     300,000    Domtar, Inc., 12.000% due 4/15/01..........................................       354,000
     250,000    Indah Kiat International Finance Company, 11.375% due 6/15/99..............       261,250
     200,000    Rapp International Finance, 13.250% due 12/15/05...........................       198,000
     250,000    Repap New Brunswick, Inc., 10.625% due 4/15/05.............................       245,938
     250,000    Tjiwi Kimia International Finance Company, 13.250% due 8/1/01..............       272,188
---------------------------------------------------------------------------------------------------------
                                                                                                1,331,376
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
PERSONAL CARE PRODUCTS/COSMETICS -- 1.4%
$     30,000    MacAndrews & Forbes Group, Inc., 12.250% due 7/1/96........................   $    30,225
     400,000    Revlon Consumer Products Corporation, 10.500% due 2/15/03..................       410,000
     550,000    Revlon Worldwide Corporation, zero coupon due 3/15/98......................       409,063
---------------------------------------------------------------------------------------------------------
                                                                                                  849,288
---------------------------------------------------------------------------------------------------------
PUBLISHING -- 0.6%
     475,000    Marvel Holdings, Inc., Variable Rate B, zero coupon due 4/15/98............       342,000
---------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT/REITS -- 0.5%
     300,000    Trizec Finance, 10.875% due 10/15/05.......................................       312,000
---------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 4.2%
     250,000    Clearnet Communications units, step bond to yield 14.750% due 12/15/05.....       130,000
     600,000    Dial Call Communications, Inc., step bond to yield 12.250% due 4/15/04.....       343,500
     100,000    Fonorola, Inc., 12.500% due 8/15/02........................................       105,500
     150,000    Metrocall, Inc., 10.375% due 10/1/07.......................................       159,750
     200,000    Mobilemedia Corporation, 9.375% due 11/1/07................................       207,000
     650,000    Nextel Communications, Inc., step bond to yield 9.750% due 8/15/04.........       355,875
     350,000    Paging Network, 10.125% due 8/1/07.........................................       381,063
     650,000    Telewest Communications, Inc., step bond to yield 11.000% due 10/1/07......       393,250
     325,000    USA Mobile Communications, Inc., 14.000% due 11/1/04.......................       381,063
---------------------------------------------------------------------------------------------------------
                                                                                                2,457,001
---------------------------------------------------------------------------------------------------------
TEXTILES/APPAREL -- 0.3%
     200,000    CMI Industries, Inc., 9.500% due 10/1/03...................................       161,000
---------------------------------------------------------------------------------------------------------
TOBACCO -- 0.3%
     150,000    Consolidated Cigar Corporation, 10.500% due 3/1/03.........................       153,750
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
     270,000    Sea Containers Ltd., Series A, 12.500% due 12/1/04.........................       291,600
---------------------------------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS AND NOTES (Cost -- $24,020,620)......................    24,657,210
---------------------------------------------------------------------------------------------------------

   SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 2.7%
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 0.4%
       3,750    Navistar International Corporation, Series G, $6.00........................       203,906
---------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 1.1%
      17,699    Foxmeyer Health Corporation, Series A, $4.20...............................       661,495
---------------------------------------------------------------------------------------------------------
METALS/MINING -- 0.3%
       8,072    BCP/Essex Holdings, Inc., Series A, 15.000% (a)............................       203,818
---------------------------------------------------------------------------------------------------------
PUBLISHING -- 0.4%
       7,800    K-III Communications Corporation $2.875....................................       212,550
---------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.5%
         265    Panamsat Corporation Exchangeable 12.750%..................................       294,813
---------------------------------------------------------------------------------------------------------
                TOTAL PREFERRED CONVERTIBLE STOCK (Cost -- $1,503,300).....................     1,576,582
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
BUILDING/CONSTRUCTION -- 0.0%
         600    Miles Homes, Inc. Warrants, expire 4/1/97 (c)..............................   $       150
---------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.0%
         600    Dial Page Inc., Warrants, expire 4/25/99 (c)...............................             6
---------------------------------------------------------------------------------------------------------
                TOTAL WARRANTS (Cost -- $8,250)............................................           156
---------------------------------------------------------------------------------------------------------
                TOTAL HIGH YIELD SECTOR (Cost -- $25,532,170)..............................    26,233,948
---------------------------------------------------------------------------------------------------------

    FACE
  AMOUNT+                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 27.6%
---------------------------------------------------------------------------------------------------------
BONDS -- 27.6%
ARGENTINA -- 0.4%
     300,000    Argentina Discount Series L, 6.875% due 3/31/23++..........................       196,500
     500,000    Republic of Argentina Foreign, 6.563% due 5/31/96 (b)++....................        49,875
---------------------------------------------------------------------------------------------------------
                                                                                                  246,375
---------------------------------------------------------------------------------------------------------
AUSTRALIA -- 3.4%
     400,000    New South Wales Treasury Corporation, 12.000% due 12/1/01..................       352,729
     350,000    News America, 8.625% due 2/1/14............................................       229,772
   1,200,000    Queensland Treasury Corporation, 8.000% due 5/14/97........................       902,167
     700,000    Queensland Treasury Corporation, 8.000% due 5/14/03........................       513,897
---------------------------------------------------------------------------------------------------------
                                                                                                1,998,565
---------------------------------------------------------------------------------------------------------
CANADA -- 3.3%
   1,000,000    Eksportfinans, 10.250% due 5/29/96.........................................       744,885
     150,000    Government of Canada, 7.500% due 7/1/97....................................       112,596
     650,000    Government of Canada, 11.750% due 2/1/03...................................       604,335
     100,000    International Finance Corporation, 7.750% due 8/18/98......................        75,840
     300,000    KFW International Finance, 9.500% due 5/13/02..............................       244,840
     250,000    Rogers Cablesystem, 9.650% due 1/15/14.....................................       160,615
---------------------------------------------------------------------------------------------------------
                                                                                                1,943,111
---------------------------------------------------------------------------------------------------------
DENMARK -- 1.1%
   3,250,000    Kingdom of Denmark, 8.000% due 5/15/03.....................................       623,435
---------------------------------------------------------------------------------------------------------
FINLAND -- 2.1%
   2,000,000    Finnish Export Credit, 6.000% due 1/15/99..................................       461,171
   3,000,000    Government of Finland, 9.500% due 3/15/04..................................       782,797
---------------------------------------------------------------------------------------------------------
                                                                                                1,243,968
---------------------------------------------------------------------------------------------------------
FRANCE -- 2.7%
   2,500,000    French Treasury Bill, 7.000% due 11/12/99..................................       534,454
   5,000,000    Government of France, 6.750% due 10/25/04..................................     1,032,614
---------------------------------------------------------------------------------------------------------
                                                                                                1,567,068
---------------------------------------------------------------------------------------------------------
GERMANY -- 0.6%
     500,000    Bundesrepublic, 6.500% due 7/15/03.........................................       363,865
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
  AMOUNT+                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
IRELAND -- 2.8%
     500,000    Republic of Ireland, 8.000% due 10/18/00...................................   $   842,268
     500,000    Republic of Ireland, 8.750% due 7/27/97....................................       834,656
---------------------------------------------------------------------------------------------------------
                                                                                                1,676,924
---------------------------------------------------------------------------------------------------------
ITALY -- 2.0%
 500,000,000    Italy BTP, 12.000% due 1/1/98..............................................       303,508
 300,000,000    Italy BTP, 9.000% due 10/1/98..............................................       184,771
 500,000,000    Italy BTP, 8.500% due 1/1/99...............................................       325,664
 600,000,000    Republic of Italy Foreign CCT, 11.600% due 8/1/99..........................       382,401
---------------------------------------------------------------------------------------------------------
                                                                                                1,196,344
---------------------------------------------------------------------------------------------------------
MEXICO -- 1.1%
  40,000,000    Banco Nacional, 13.000% due 1/29/97........................................       327,662
     500,000    Mexican Value Recovery Rights, expire 6/30/03 (c)..........................             0
     500,000    United Mexican States, Series B, 6.250% due 12/31/19++.....................       327,500
---------------------------------------------------------------------------------------------------------
                                                                                                  655,162
---------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 1.5%
     800,000    New Zealand Government, 9.000% due 11/15/96................................       525,760
     500,000    New Zealand Government, 10.000% due 3/15/02................................       369,233
---------------------------------------------------------------------------------------------------------
                                                                                                  894,993
---------------------------------------------------------------------------------------------------------
SPAIN -- 2.8%
 180,000,000    Government of Spain, 12.250% due 3/25/00...................................     1,621,973
---------------------------------------------------------------------------------------------------------
SWEDEN -- 2.6%
   4,500,000    Kingdom of Sweden, 10.750% due 1/23/97.....................................       695,770
   5,000,000    Kingdom of Sweden, 11.000% due 1/21/99.....................................       811,819
---------------------------------------------------------------------------------------------------------
                                                                                                1,507,589
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.2%
     400,000    United Kingdom Treasury Bill, 10.000% due 2/26/01..........................       702,164
---------------------------------------------------------------------------------------------------------
                TOTAL INTERNATIONAL SECTOR (Cost -- $15,319,142)...........................    16,241,536
---------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS AT VALUE -- 100% (Cost -- $57,032,317*)..................   $58,797,517
---------------------------------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Floating rate note.
(c) Non-income producing security.
 +  Represents local currency.
++  U.S. Dollar denominated security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                            EQUITY INCOME PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 74.7%
GAS -- 9.1%
    20,000    El Paso Natural Gas Company..................................................   $   567,500
    20,000    Enron Corporation............................................................       762,500
    25,000    MCN Corporation..............................................................       581,250
    20,000    Panhandle Eastern Corporation................................................       557,500
    25,000    Washington Energy Company....................................................       465,625
    35,000    Westcoast Energy, Inc. ......................................................       511,875
    30,000    Williams Companies, Inc. ....................................................     1,316,250
---------------------------------------------------------------------------------------------------------
                                                                                                4,762,500
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 10.8%
    25,000    AT&T Corporation.............................................................     1,618,750
    10,000    Ameritech Corporation........................................................       590,000
    20,000    Bellsouth Corporation........................................................       870,000
    20,000    GTE Corporation..............................................................       880,000
    15,000    NYNEX Corporation............................................................       810,000
    10,000    Sprint Corporation...........................................................       398,750
    25,000    US West, Inc. (a) ...........................................................       475,000
---------------------------------------------------------------------------------------------------------
                                                                                                5,642,500
---------------------------------------------------------------------------------------------------------
UTILITIES -- 54.8%
    15,000    Allegheny Power System, Inc. ................................................       429,375
    25,000    American Electric Power, Inc. ...............................................     1,012,500
    30,000    Baltimore Gas & Electric Company.............................................       855,000
    25,000    Boston Edison Company........................................................       737,500
    15,000    Carolina Power & Light Company...............................................       517,500
    25,000    Central & South West Corporation.............................................       696,875
    25,000    CINergy Corporation..........................................................       765,625
    20,000    CIPSCO, Inc. ................................................................       780,000
    10,000    Citizens Utilities Company, Class B Shares (a)...............................       126,250
    25,000    Consolidated Edison Company of New York, Inc. ...............................       800,000
    35,000    Detroit Edison Company.......................................................     1,207,500
    30,000    DPL, Inc. ...................................................................       742,500
    52,500    DQE, Inc. ...................................................................     1,614,375
    40,000    FPL Group, Inc. .............................................................     1,855,000
    30,000    General Public Utilities Corporation.........................................     1,020,000
    80,000    Houston Industries...........................................................     1,940,000
    50,000    Illinova Corporation.........................................................     1,500,000
    25,000    New England Electric System..................................................       990,625
    35,000    NIPSCO Industries, Inc. .....................................................     1,338,750
    25,000    Ohio Edison Company..........................................................       587,500
    30,000    PECO Energy Company..........................................................       903,750
    25,000    Portland General Corporation.................................................       728,125
    25,000    Public Service Company of Colorado...........................................       884,375
    25,000    Public Service Company of New Mexico (a).....................................       440,625
    35,000    Public Service Enterprise Group, Inc. .......................................     1,071,875
    25,000    San Diego Gas & Electric Company.............................................       593,750
    25,000    SCANA Corporation............................................................       715,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                            EQUITY INCOME PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 54.8% (CONTINUED)
    30,000    Southern Company.............................................................   $   738,750
    20,000    Tenneco, Inc. ...............................................................       992,500
    30,000    Texas Utilities Company......................................................     1,233,750
    25,000    Unicom Corporation...........................................................       818,750
---------------------------------------------------------------------------------------------------------
                                                                                               28,638,750
---------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS (Cost -- $33,067,069)....................................    39,043,750
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 18.5%
              Arizona Public Service Company, First Mortgage:
$  250,000      7.250% due 8/01/23.........................................................       255,313
   250,000      8.750% due 1/15/24.........................................................       294,375
   200,000      8.000% due 2/01/25.........................................................       220,750
   255,000    Central Illinois Public Service Company, 8.500% due 5/15/22..................       276,038
   200,000    Cincinnati Gas & Electric Company, 8.500% due 9/01/22........................       217,500
   250,000    Commonwealth Edison Company, 8.375% due 9/15/22..............................       272,500
   250,000    Dayton Power & Light Company, First Mortgage, 8.150% due 1/15/26.............       288,438
              Duquesne Light Company, 1st Collateral Trust:
   200,000      8.375% due 5/15/24.........................................................       222,000
   250,000      7.550% due 6/15/25.........................................................       259,375
   200,000    Idaho Power Company, First Mortgage, 8.750% due 3/15/27......................       233,250
   500,000    Illinois Power Company, 8.000% due 2/15/23...................................       529,375
   300,000    Kentucky Utilities Company, First Mortgage, 8.550% due 5/15/27...............       356,625
              Madison Gas & Electric Company, First Mortgage:
   200,000      8.500% due 4/15/22.........................................................       234,000
   500,000      7.700% due 2/15/28.........................................................       548,125
   250,000    Midwest Power Systems, Inc., 8.125% due 2/01/23..............................       265,000
   200,000    New England Power Company, General & Reference, 8.000% due 8/01/22...........       226,750
              New York State Electric & Gas Corporation, First Mortgage:
   250,000      8.300% due 12/15/22........................................................       273,125
   250,000      7.450% due 7/15/23.........................................................       259,063
   250,000    Niagara Mohawk Power, 8.500% due 7/01/23.....................................       224,063
   250,000    Pacific Gas & Electric Company, 6.750% due 10/01/23..........................       239,375
   500,000    Pennsylvania Power & Light Company, 8.500% due 5/01/22.......................       581,250
   300,000    Public Service Company, Oklahoma, First Mortgage, 7.375% due 4/01/23.........       322,125
   198,000    Public Service Electric & Gas Company, 1st & Refunding, 8.750% due 2/01/22...       219,780
   200,000    San Diego Gas & Electric Company, 8.500% due 4/01/22.........................       237,750
   550,000    Tampa Electric, 7.750% due 11/01/22..........................................       613,250
   500,000    Texas Utilities, 7.625% due 7/01/25..........................................       515,000
   250,000    Virginia Electric & Power Company, First Mortgage, 7.500% due 6/01/23........       267,813
   400,000    Wisconsin Electric Power Company, First Mortgage, 7.050% due 8/01/24.........       409,500
   300,000    Wisconsin Power & Light Company, Note, 8.600% due 3/15/27....................       354,750
   425,000    Wisconsin Public Service Corporation, First Mortgage, 7.125% due 7/01/23.....       438,810
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS AND NOTES (Cost -- $8,859,492).........................     9,655,068
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                            EQUITY INCOME PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
$3,526,000    Citibank, 5.796% due 1/02/96; Proceeds at maturity -- $3,528,271;
              (Fully collateralized by U.S. Treasury Notes, 5.500% due 11/15/98;
              Market value -- $3,596,696) (Cost -- $3,526,000).............................   $ 3,526,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $45,452,561*).............................   $52,224,818
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 92.0%
BASIC INDUSTRIES -- 6.8%
       360  Air Products & Chemicals, Inc. ................................................   $    18,990
       700  Alcan Aluminum Ltd. ...........................................................        21,788
       340  Alco Standard Corporation......................................................        15,513
       880  Allied Signal, Inc. ...........................................................        41,800
       560  Aluminum Company of America....................................................        29,610
       550  Applied Materials, Inc. (a)....................................................        21,656
       330  Armco, Inc. (a)................................................................         1,939
       130  ASARCO, Inc. ..................................................................         4,160
       160  Avery Dennison Corporation.....................................................         8,020
     1,100  Barrick Gold Corporation.......................................................        29,013
       160  Bemis, Inc. ...................................................................         4,100
       340  Bethlehem Steel Corporation (a)................................................         4,760
        80  B.F. Goodrich Company..........................................................         5,450
       140  Boise Cascade Corporation......................................................         4,848
       300  Champion International Corporation.............................................        12,600
       280  Cyprus Amax Minerals Company...................................................         7,315
       820  Dow Chemical Company...........................................................        57,708
     1,730  E.I. du Pont De Nemours & Company .............................................       120,884
       400  Echo Bay Mines Ltd. ...........................................................         4,150
       445  Engelhard Corporation..........................................................         9,679
       150  Federal Paper Board Company, Inc. .............................................         7,781
       110  FMC Corporation (a)............................................................         7,439
       630  Freeport-McMoRan Copper & Gold Corporation, Class B Shares.....................        17,719
       140  General Signal Corporation.....................................................         4,533
       290  Georgia Pacific Corporation....................................................        19,901
       200  Great Lakes Chemical Corporation...............................................        14,400
       150  Harnischfeger Industries, Inc. ................................................         4,988
       360  Hercules, Inc. ................................................................        20,295
       420  Homestake Mining Company.......................................................         6,563
       360  Inco Ltd. .....................................................................        11,970
       150  Inland Steel Industries, Inc. .................................................         3,769
       820  International Paper Company....................................................        31,058
       370  ITT Industries, Inc. ..........................................................         8,880
       260  James River Corporation of Virginia............................................         6,273
       856  Kimberly Clark Corporation.....................................................        70,834
       330  Louisiana Pacific Corporation..................................................         8,003
       170  Mead Corporation...............................................................         8,883
       370  Monsanto Company...............................................................        45,325
       460  Morton International Industries, Inc. .........................................        16,503
        30  Nacco Industries, Inc. ........................................................         1,665
       200  Nalco Chemical Company.........................................................         6,025
       289  Newmont Mining Corporation.....................................................        13,077
       270  Nucor Corporation..............................................................        15,424
       210  Phelps Dodge Corporation.......................................................        13,073
       750  Placer Dome, Inc. .............................................................        18,094
        90  Potlatch Corporation...........................................................         3,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 6.8% (CONTINUED)
       610  PPG Industries, Inc. ..........................................................   $    27,908
       430  Praxair, Inc. .................................................................        14,459
       190  Reynolds Metals Company........................................................        10,759
       200  Rohm & Haas Company............................................................        12,875
       150  Sigma-Aldrich Corporation......................................................         7,425
       312  Stone Container Corporation....................................................         4,485
       170  Temple Inland, Inc. ...........................................................         7,501
        90  Trinova Corporation............................................................         2,576
       210  Union Camp Corporation.........................................................        10,001
       420  Union Carbide Corporation......................................................        15,750
       250  USX-U.S. Steel Group...........................................................         7,688
       310  Westvaco Corporation...........................................................         8,603
       630  Weyerhaeuser Company...........................................................        27,248
       170  Willamette Industries..........................................................         9,563
     1,520  WMX Technologies, Inc. ........................................................        45,410
       280  Worthington Industries, Inc. ..................................................         5,817
       300  W.R. Grace & Company...........................................................        17,738
---------------------------------------------------------------------------------------------------------
                                                                                                1,045,864
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.1%
       110  Armstrong World Industries, Inc. ..............................................         6,820
     1,065  Boeing Company.................................................................        83,469
        90  Briggs & Stratton Corporation..................................................         3,904
       650  Browning Ferris Industries, Inc. ..............................................        19,175
       620  Caterpillar, Inc. .............................................................        36,425
        80  Centex Corporation.............................................................         2,780
       100  Cincinnati Milacron, Inc. .....................................................         2,625
       330  Cooper Industries, Inc. .......................................................        12,128
        90  Crane Company..................................................................         3,319
       120  Cummins Engine, Inc. ..........................................................         4,440
       310  Dana Corporation...............................................................         9,068
       820  Deere & Company................................................................        28,905
       350  Dover Corporation..............................................................        12,906
       240  Eaton Corporation..............................................................        12,870
       180  Echlin, Inc. ..................................................................         6,570
       705  Emerson Electric Company.......................................................        57,634
       250  Fluor Corporation..............................................................        16,500
       120  Foster Wheeler Corporation.....................................................         5,100
       190  General Dynamics Corporation...................................................        11,234
     5,190  General Electric Company.......................................................       373,680
       100  Giddings & Lewis, Inc. ........................................................         1,650
       370  Illinois Tool Works, Inc. .....................................................        21,830
       340  Ingersoll Rand Company.........................................................        11,943
       120  Johnson Controls, Inc. ........................................................         8,250
       100  Kaufman & Broad Home Corporation...............................................         1,488
       626  Lockheed Martin Corporation....................................................        49,454
       340  McDonnell Douglas Corporation..................................................        31,280

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.1% (CONTINUED)
       300  Moore Corporation Ltd. ........................................................   $     5,588
       250  Navistar International Corporation (a).........................................         2,625
       150  Northrop Grumman Corporation...................................................         9,600
       150  Ogden Corporation..............................................................         3,206
       150  Owens-Corning Fiberglass Corporation (a).......................................         6,731
       115  Paccar, Inc. ..................................................................         4,844
       220  Parker Hannifin Corporation....................................................         7,535
       130  Raychem Corporation............................................................         7,394
       760  Raytheon Corporation...........................................................        35,910
       680  Rockwell International Corporation.............................................        35,955
       410  Santa Fe Pacific Gold Corporation..............................................         4,971
       130  Stanley Works..................................................................         6,695
       170  Teledyne, Inc. ................................................................         4,356
       260  Textron, Inc. .................................................................        17,550
       100  Timken Company.................................................................         3,825
        60  Thomas & Betts Corporation.....................................................         4,425
       200  TRW, Inc. .....................................................................        15,500
       470  Tyco International Ltd. .......................................................        16,744
       390  United Technologies Corporation................................................        37,001
       120  Varity Corporation (a).........................................................         4,455
     1,300  Westinghouse Electric Corporation..............................................        21,448
       150  W.W. Grainger, Inc. ...........................................................         9,938
---------------------------------------------------------------------------------------------------------
                                                                                                1,101,743
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.7%
       260  Black & Decker Corporation.....................................................         9,165
     1,200  Chrysler Corporation...........................................................        66,450
       250  Cooper Tire & Rubber Company...................................................         6,156
       710  Corning, Inc. .................................................................        22,720
       140  Fleetwood Enterprises, Inc. ...................................................         3,605
     3,340  Ford Motor Company.............................................................        96,860
     2,330  General Motors Corporation.....................................................       123,199
       380  Genuine Parts Company..........................................................        15,580
       470  Goodyear Tire & Rubber Company.................................................        21,326
       490  Masco Corporation..............................................................        15,374
       330  Maytag Corporation.............................................................         6,683
       490  Newell Company.................................................................        12,679
        60  Outboard Marine Corporation....................................................         1,223
        80  Pulte Corporation..............................................................         2,690
       120  Snap-On Tools, Inc. ...........................................................         5,430
       220  Whirlpool Corporation..........................................................        11,714
---------------------------------------------------------------------------------------------------------
                                                                                                  420,854
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 12.5%
       560  American Brands, Inc. .........................................................        24,990
       800  Anheuser Busch Companies, Inc. ................................................        53,500
     1,647  Archer Daniels Midland Company.................................................        29,646
       210  Avon Products, Inc. ...........................................................        15,829

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 12.5% (CONTINUED)
        90  Ball Corporation...............................................................   $     2,475
       210  Brown Forman Corporation, Class B Shares.......................................         7,665
       770  Campell Soup Company...........................................................        46,200
       160  Clorox Company.................................................................        11,460
     3,900  Coca Cola Company..............................................................       289,575
       460  Colgate Palmolive Company......................................................        32,315
       730  Conagra, Inc. .................................................................        30,113
       110  Coors, Adolph Company, Class B Shares..........................................         2,434
       450  CPC International, Inc. .......................................................        30,881
       280  Crown Cork & Seal, Inc. (a)....................................................        11,690
       290  Dial Corporation...............................................................         8,591
       245  Eastman Chemical Company.......................................................        15,343
     1,070  Eastman Kodak Company..........................................................        71,690
       230  Fruit of the Loom, Inc. (a)....................................................         5,606
       490  General Mills, Inc. ...........................................................        28,298
     1,390  Gillette Company...............................................................        72,454
       270  Hasbro, Inc. ..................................................................         8,370
       240  Hershey Foods Corporation......................................................        15,600
     1,145  H.J. Heinz Company.............................................................        37,928
       340  International Flavors & Fragrances, Inc. ......................................        16,320
       670  Kellogg Company................................................................        51,758
       230  Liz Claiborne, Inc. ...........................................................         6,383
       686  Mattel, Inc. ..................................................................        21,095
     2,170  McDonalds Corporation..........................................................        97,921
       450  Nike Inc., Class B Shares......................................................        31,331
     2,450  PepsiCo, Inc. .................................................................       136,894
     2,600  Philip Morris Company, Inc. ...................................................       235,300
       250  Pioneer Hi Bred International, Inc. ...........................................        13,906
       140  Polaroid Corporation...........................................................         6,633
       180  Premark International, Inc. ...................................................         9,113
     2,140  Procter & Gamble Company.......................................................       177,620
       410  Quaker Oats Company............................................................        14,145
       320  Ralston Purina Group...........................................................        19,960
       240  Reebok International Ltd. .....................................................         6,780
       480  Rubbermaid, Inc. ..............................................................        12,240
       120  Russell Corporation............................................................         3,330
     1,490  Sara Lee Corporation...........................................................        47,494
     1,150  Seagram Ltd. ..................................................................        39,819
       260  Sherwin Williams Company.......................................................        10,595
       150  Stride Rite Corporation........................................................         1,125
       500  Unilever N.V. .................................................................        70,375
       600  UST, Inc. .....................................................................        20,025
       190  VF Corporation.................................................................        10,023
       320  Whitman Corporation............................................................         7,440
       360  Wrigley Jr. Company............................................................        18,896
---------------------------------------------------------------------------------------------------------
                                                                                                1,939,174
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 8.4%
       790  Albertsons, Inc. ..............................................................   $    25,971
       230  American Greetings Corporation, Class A Shares.................................         6,354
       450  American Stores Company........................................................        12,038
       140  Bally Entertainment Corporation (a)............................................         1,960
         6  Brunos, Inc. ..................................................................            63
        50  Brown Group, Inc. .............................................................           713
       290  Brunswick Corporation..........................................................         6,960
       480  Capital Cities ABC, Inc. ......................................................        59,220
       320  Charming Shoppes, Inc. ........................................................           920
       300  Circuit City Stores, Inc. .....................................................         8,288
       740  Comcast Corporation, Class A Shares, (Special).................................        13,459
        20  Cox Communications, Class A Shares (a).........................................           390
       570  CUC International, Inc. (a)....................................................        19,451
       490  Darden Restaurants, Inc. ......................................................         5,819
       220  Dayton Hudson Corporation......................................................        16,500
       250  Deluxe Corporation.............................................................         7,250
       350  Dillard Department Stores, Inc., Class A Shares................................         9,975
       300  Dow Jones & Company, Inc. .....................................................        11,963
       530  Dun & Bradstreet Corporation...................................................        34,318
       200  Ecolab, Inc. ..................................................................         6,000
       620  Federated Department Stores, Inc. (a)..........................................        17,050
       110  Fleming Companies, Inc. .......................................................         2,269
       440  Gannett, Inc. .................................................................        27,005
       440  Gap, Inc. .....................................................................        18,480
       180  Giant Food Inc., Class A Shares................................................         5,670
       110  Great Atlantic & Pacific Tea Company, Inc. ....................................         2,530
       100  Handleman Company..............................................................           575
       220  Harcourt General, Inc. ........................................................         9,213
       310  Harrah's Entertainment, Inc. (a)...............................................         7,518
       140  Hilton Hotels Corporation......................................................         8,610
     1,483  Home Depot, Inc. ..............................................................        70,999
       240  Interpublic Group Companies, Inc. .............................................        10,410
       700  J.C. Penney Company, Inc. .....................................................        33,338
       100  John H. Harland Company........................................................         2,088
       120  Jostens, Inc. .................................................................         2,910
     1,420  K Mart Corporation.............................................................        10,295
       110  King World Productions, Inc. (a)...............................................         4,276
       150  Knight Ridder, Inc. ...........................................................         9,375
       380  Kroger Company (a).............................................................        14,250
       910  Laidlaw, Inc., Class B Shares..................................................         9,328
     1,110  Limited, Inc. .................................................................        19,286
        60  Longs Drug Stores Corporation..................................................         2,873
       490  Lowe's Companies, Inc. ........................................................        16,415
        70  Lubys Cafeterias, Inc. ........................................................         1,558
       390  Marriott International, Inc. ..................................................        14,918
       780  May Department Stores Company..................................................        32,955
       150  McGraw Hill Companies, Inc. ...................................................        13,069

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       27

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 8.4% (CONTINUED)
       320  Melville Corporation...........................................................   $     9,840
       110  Mercantile Stores, Inc. .......................................................         5,088
        80  Meredith Corporation...........................................................         3,350
       140  National Service Industries, Inc. .............................................         4,533
       300  New York Times Company, Class A Shares.........................................         8,888
       250  Nordstrom, Inc. ...............................................................        10,125
       190  Pep Boys.......................................................................         4,869
       610  Price Costco, Inc. (a).........................................................         9,303
       250  Rite Aid Corporation...........................................................         8,563
       470  R.R. Donnelley & Sons Company..................................................        18,506
       160  Ryan's Family Steak Houses, Inc. (a)...........................................         1,120
       170  Safety-Kleen Corporation.......................................................         2,656
     1,220  Sears Roebuck & Company........................................................        47,580
       380  Service Corporation International..............................................        16,720
       120  Shoney's, Inc. (a).............................................................         1,230
        60  Springs Industries, Inc. ......................................................         2,483
       210  SuperValu, Inc. ...............................................................         6,615
       580  Sysco Corporation..............................................................        18,850
       200  Tandy Corporation..............................................................         8,300
     2,030  Tele-Communications, Inc., Class A Shares (a)..................................        40,346
     1,210  Time Warner, Inc. .............................................................        45,829
       340  Times Mirror Company, Series A.................................................        11,518
       220  TJX Companies, Inc. ...........................................................         4,153
       840  Toys 'R' Us, Inc. (a)..........................................................        18,270
       200  Tribune Company................................................................        12,225
     1,150  Viacom, Inc., Class B Shares (a)...............................................        54,481
       760  Walgreen Company...............................................................        22,705
     7,120  Wal-Mart Stores, Inc. .........................................................       159,310
     1,630  Walt Disney Company............................................................        96,170
       320  Wendy's International, Inc. ...................................................         6,800
       460  Winn Dixie Stores, Inc. .......................................................        16,963
       410  Woolworth Corporation..........................................................         5,319
---------------------------------------------------------------------------------------------------------
                                                                                                1,297,583
---------------------------------------------------------------------------------------------------------
ENERGY -- 9.2%
       280  Amerada Hess Corporation.......................................................        14,840
     1,540  Amoco Corporation..............................................................       110,688
       190  Ashland, Inc. .................................................................         6,674
       490  Atlantic Richfield Company.....................................................        54,268
       430  Baker Hughes, Inc. ............................................................        10,481
       400  Burlington Resources, Inc. ....................................................        15,700
     2,020  Chevron Corporation............................................................       106,050
       480  CINergy Corporation............................................................        14,700
       320  Coastal Corporation............................................................        11,920
       570  Dresser Industries, Inc. ......................................................        13,894
        60  Eastern Enterprises............................................................         2,115
       770  Enron Corporation..............................................................        29,356

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       28

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
ENERGY -- 9.2% (CONTINUED)
       210  Enserch Corporation............................................................   $     3,413
     3,860  Exxon Corporation..............................................................       309,283
       360  Halliburton Company............................................................        18,225
        70  Helmerich & Payne, Inc. .......................................................         2,083
       150  Kerr McGee Corporation.........................................................         9,525
       400  LSI Logic (a)..................................................................        13,100
       100  Louisiana Land & Exploration Company...........................................         4,288
       160  McDermott International, Inc. .................................................         3,520
     1,230  Mobil Corporation..............................................................       137,760
       380  Noram Energy Corporation.......................................................         3,373
       980  Occidental Petroleum Corporation...............................................        20,948
       320  Oryx Energy Company (a)........................................................         4,280
       460  Panhandle Eastern Corporation..................................................        12,823
       140  Pennzoil Company...............................................................         5,915
       810  Phillips Petroleum Company.....................................................        27,641
       120  Pittston Co. Services Group....................................................         3,765
       260  Rowan Companies, Inc. (a)......................................................         2,568
     1,670  Royal Dutch Petroleum Company..................................................       235,679
       280  Santa Fe Energy Resources, Inc. (a)............................................         2,695
       750  Schlumberger Ltd. .............................................................        51,938
       260  Sonat, Inc. ...................................................................         9,263
       231  Sun, Inc. .....................................................................         6,324
       540  Tenneco, Inc. .................................................................        26,798
       820  Texaco, Inc. ..................................................................        64,370
       760  Unocal Corporation.............................................................        22,135
       890  USX-Marathon Group.............................................................        17,355
       160  Western Atlas, Inc. (a)........................................................         8,080
       308  Williams Company, Inc. ........................................................        13,507
---------------------------------------------------------------------------------------------------------
                                                                                                1,431,340
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.4%
       370  Aetna Life & Casualty Company..................................................        25,623
       150  Alexander & Alexander Services, Inc. ..........................................         2,850
     1,395  Allstate Corporation...........................................................        57,369
     1,560  American Express Company.......................................................        64,545
       650  American General Corporation...................................................        22,669
     1,490  American International Group, Inc. ............................................       137,825
     1,230  Banc One Corporation...........................................................        46,433
       360  Bank of Boston Corporation.....................................................        16,650
       630  Bank of New York...............................................................        30,713
     1,148  BankAmerica Corporation........................................................        74,333
       260  Bankers Trust of New York Corporation..........................................        17,290
       320  Barnett Banks, Inc. ...........................................................        18,880
       180  Beneficial Corporation.........................................................         8,393
       410  Boatmens Bancshares, Inc. .....................................................        16,759
       560  Chase Manhattan Corporation....................................................        33,950
       790  Chemical Banking Corporation...................................................        46,413

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       29

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.4% (CONTINUED)
       290  Chubb Corporation..............................................................   $    28,058
       240  CIGNA Corporation..............................................................        24,780
     1,330  CitiCorp.......................................................................        89,443
       350  Comerica, Inc. ................................................................        14,044
       450  CoreStates Financial Corporation...............................................        17,044
       534  Dean Witter Discover & Company.................................................        25,098
       570  Federal Home Loan Mortgage Corporation.........................................        47,595
       850  Federal National Mortgage Association..........................................       105,506
       410  First Bank System, Inc. .......................................................        20,346
       995  First Chicago NBD Corporation..................................................        39,303
       690  First Data Corporation.........................................................        46,144
       270  First Fidelity BanCorp.........................................................        20,351
       240  First Interstate BanCorp.......................................................        32,760
       540  First Union Corporation........................................................        30,038
       770  Fleet Financial Group, Inc. ...................................................        31,378
       270  General Re Corporation.........................................................        41,850
       200  Golden Western Financial Corporation of Delaware...............................        11,050
       440  Great Western Financial Corporation............................................        11,220
       380  H.F. Ahmanson & Company........................................................        10,070
       320  Household International, Inc. .................................................        18,920
       340  H & R Block, Inc. .............................................................        13,770
       380  ITT Hartford Group (a).........................................................        18,383
       230  Jefferson Pilot Corporation....................................................        10,695
       590  J.P. Morgan & Company, Inc. ...................................................        47,348
       750  KeyCorp........................................................................        27,188
       340  Lincoln National Corporation...................................................        18,275
       380  Loews Corporation..............................................................        29,783
       240  Marsh & McLennan Companies, Inc. ..............................................        21,300
       470  MBNA Corporation...............................................................        17,331
       450  Mellon Bank Corporation........................................................        24,188
       560  Merrill Lynch & Company, Inc. .................................................        28,560
       260  Morgan Stanley Group, Inc. ....................................................        20,963
       470  National City Corporation......................................................        15,569
       844  NationsBank Corporation........................................................        58,764
     1,100  Norwest Corporation............................................................        36,300
       720  PNC Bank Corporation...........................................................        23,220
       310  Providian Corporation..........................................................        12,633
       185  Republic New York Corporation..................................................        11,493
       410  SAFECO Corporation.............................................................        14,145
       340  Salomon, Inc. .................................................................        12,070
       280  St. Paul Companies, Inc. ......................................................        15,575
       370  Suntrust Bank, Inc. ...........................................................        25,345
       240  Torchmark Corporation..........................................................        10,860
       230  Transamerica Corporation.......................................................        16,761
       240  UNUM Corporation...............................................................        13,200
       360  USF & G Corporation............................................................         6,075
       120  USLIFE Corporation.............................................................         3,585

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       30

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.4% (CONTINUED)
       500  U.S. BanCorp of Oregon.........................................................   $    16,813
       540  Wachovia Corporation...........................................................        24,705
       150  Wells Fargo & Company..........................................................        32,391
---------------------------------------------------------------------------------------------------------
                                                                                                1,912,981
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 9.9%
     2,450  Abbott Laboratories............................................................       102,288
       250  ALZA Corporation (a)...........................................................         6,188
       200  Allergan, Inc. ................................................................         6,500
       970  American Home Products Corporation.............................................        94,090
       820  Amgen, Inc. (a)................................................................        48,688
       170  Bausch & Lomb, Inc. ...........................................................         6,736
       850  Baxter International, Inc. ....................................................        35,594
       200  Becton, Dickinson & Company....................................................        15,000
       300  Beverly Enterprises, Inc. (a)..................................................         3,188
       360  Biomet, Inc. (a)...............................................................         6,435
       470  Boston Scientific Corporation (a)..............................................        23,030
     1,560  Bristol-Myers-Squibb Company...................................................       133,965
     1,382  Columbia/HCA Healthcare Corporation............................................        70,137
       130  Community Psychiatric Centers..................................................         1,593
       170  C.R. Bard, Inc. ...............................................................         5,483
     1,710  Eli Lilly & Company............................................................        96,188
       500  Humana, Inc. (a)...............................................................        13,688
     2,020  Johnson & Johnson..............................................................       172,963
       230  Mallinckrodt Group, Inc. ......................................................         8,366
       190  Manor Care, Inc. ..............................................................         6,650
       720  Medtronic, Inc. ...............................................................        40,230
     3,830  Merck & Company, Inc. .........................................................       251,823
       140  Millipore Corporation..........................................................         5,758
       353  Pall Corporation...............................................................         9,487
     1,980  Pfizer, Inc. ..................................................................       124,740
     1,560  Pharmacia & Upjohn (a).........................................................        60,450
     1,140  Schering-Plough Corporation....................................................        62,415
       210  St. Jude Medical, Inc. (a).....................................................         9,030
       610  Tenet Healthcare Corporation (a)...............................................        12,658
       540  United Healthcare Corporation..................................................        35,370
       170  United States Surgical Corporation.............................................         3,634
       470  US Healthcare, Inc. ...........................................................        21,855
       420  Warner Lambert Company.........................................................        40,786
---------------------------------------------------------------------------------------------------------
                                                                                                1,535,006
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.1%
       320  Advanced Micro Devices, Inc. ..................................................         5,280
       580  ALLTEL Corporation.............................................................        17,110
       370  Amdahl Corporation (a).........................................................         3,145
       666  Amp, Inc. .....................................................................        25,558
       120  Andrew Corporation (a).........................................................         4,590
       380  Apple Computer, Inc. ..........................................................        12,113

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       31

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.1% (CONTINUED)
       140  Autodesk, Inc. ................................................................   $     4,795
       440  Automatic Data Processing, Inc. ...............................................        32,670
       220  Cabletron Systems, Inc. (a)....................................................        17,820
       140  Ceridian Corporation (a).......................................................         5,775
       860  Cisco Systems, Inc. (a)........................................................        64,178
       820  Compaq Computer Corporation (a)................................................        39,360
       752  Computer Associates International, Inc. .......................................        42,770
       165  Computer Sciences Corporation (a)..............................................        11,591
        70  Cray Research, Inc. (a)........................................................         1,733
       110  Data General Corporation (a)...................................................         1,513
       460  Digital Equipment Corporation (a)..............................................        29,498
       350  DSC Communications Corporation (a).............................................        12,906
       150  EG & G, Inc. ..................................................................         3,638
       120  Harris Corporation.............................................................         6,555
     1,600  Hewlett Packard Company........................................................       134,000
       390  Honeywell, Inc. ...............................................................        18,964
     2,560  Intel Corporation..............................................................       145,280
       140  Intergraph Corporation (a).....................................................         2,205
     1,770  International Business Machines Corporation....................................       162,398
       370  ITT Corporation (a)............................................................        19,610
       530  Loral Corporation..............................................................        18,749
       630  Micron Technology, Inc. .......................................................        24,964
     1,850  Microsoft Corporation (a)......................................................       162,338
     1,310  Minnesota Mining & Manufacturing Company.......................................        86,788
     1,830  Motorola, Inc. ................................................................       104,310
       420  National Semiconductor Corporation (a).........................................         9,345
       780  Northern Telecom Ltd. .........................................................        33,540
     1,150  Novell, Inc. (a)...............................................................        16,388
     1,350  Oracle Corporation (a).........................................................        57,206
       130  Perkin-Elmer Corporation.......................................................         4,908
       470  Pitney Bowes, Inc. ............................................................        22,090
       230  Scientific Atlanta, Inc. ......................................................         3,450
        70  Shared Medical Systems Corporation.............................................         3,806
       500  Silicon Graphics, Inc. (a).....................................................        13,750
       580  Sun Microsystems, Inc. (a).....................................................        26,463
       360  Tandem Computers, Inc. (a).....................................................         3,825
       100  Tektronix, Inc. ...............................................................         4,913
       270  Tellabs, Inc. (a)..............................................................         9,990
       500  Threecom Corporation (a).......................................................        23,313
       580  Texas Instruments, Inc. .......................................................        30,015
       660  Unicom Corporation.............................................................        21,615
       530  Unisys Corporation (a).........................................................         2,981
       340  Xerox Corporation..............................................................        46,573
---------------------------------------------------------------------------------------------------------
                                                                                                1,556,375
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       32

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
       230  AMR Corporation (a)............................................................   $    17,078
       450  Burlington Northern Santa Fe Corporation.......................................        35,100
       250  Conrail, Inc. .................................................................        17,500
       130  Consolidated Freightways, Inc. ................................................         3,445
       660  CSX Corporation................................................................        30,113
       155  Delta Air Lines, Inc. .........................................................        11,451
       170  Federal Express Corporation (a)................................................        12,559
       410  Norfolk Southern Corporation...................................................        32,544
       120  Roadway Services, Inc. ........................................................         5,865
       240  Ryder Systems, Inc. ...........................................................         5,940
       440  Southwest Airlines Company.....................................................        10,230
       640  Union Pacific Corporation......................................................        42,240
       190  USAir Group, Inc. (a)..........................................................         2,518
        80  Yellow Corporation.............................................................           988
---------------------------------------------------------------------------------------------------------
                                                                                                  227,571
---------------------------------------------------------------------------------------------------------
UTILITIES -- 11.4%
     1,540  Airtouch Communications (a)....................................................        43,505
       570  American Electric Power, Inc. .................................................        23,085
     4,940  AT&T Corporation...............................................................       319,865
     1,730  Ameritech Corporation..........................................................       102,070
       450  Baltimore Gas & Electric Company...............................................        12,825
     1,370  Bell Atlantic Corporation......................................................        91,619
     3,090  BellSouth Corporation..........................................................       134,415
       470  Carolina Power & Light Company.................................................        16,215
       600  Central & South West Corporation...............................................        16,725
       150  Columbia Gas Systems, Inc. (a).................................................         6,581
       720  Consolidated Edison Company New York, Inc. ....................................        23,040
       280  Consolidated Natural Gas Company...............................................        12,705
       450  Detroit Edison Company.........................................................        15,525
       530  Dominion Resources, Inc. ......................................................        21,863
       640  Duke Power Company.............................................................        30,320
       700  Entergy Corporation............................................................        20,475
       570  FPL Group, Inc. ...............................................................        26,434
       370  General Public Utilities Corporation...........................................        12,580
     3,010  GTE Corporation................................................................       132,440
       810  Houston Industries, Inc. ......................................................        19,643
     2,120  MCI Communications Corporation.................................................        55,385
       450  Niagara Mohawk Power Corporation...............................................         4,331
       150  Nicor, Inc. ...................................................................         4,125
       210  Northern States Power Company of Minnesota.....................................        10,316
     1,340  NYNEX Corporation..............................................................        72,360
       470  Ohio Edison Company............................................................        11,045
        80  Oneok, Inc. ...................................................................         1,830
       880  PacifiCorp.....................................................................        18,700
       260  Pacific Enterprises............................................................         7,345
     1,300  Pacific Gas & Electric Company.................................................        36,888

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       33

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 11.4% (CONTINUED)
     1,340  Pacific Telesis Group..........................................................   $    45,058
       680  PECO Energy Company............................................................        20,485
       490  Pennsylvania Power & Lighting Resource Company.................................        12,250
       100  Peoples Energy Corporation.....................................................         3,175
       750  Public Service Enterprise Group................................................        22,969
     1,900  SBC Communications, Inc. ......................................................       109,250
     1,390  SCE Corporation................................................................        24,673
     2,070  Southern Company...............................................................        50,974
     1,090  Sprint Corporation.............................................................        43,464
       700  Texas Utilities Company........................................................        28,788
     1,460  U.S. West Inc. Media Group.....................................................        27,740
     1,470  U.S. West, Inc. Communications Group (a).......................................        52,553
       310  Union Electric Company.........................................................        12,937
---------------------------------------------------------------------------------------------------------
                                                                                                1,758,571
---------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCKS (Cost -- $10,703,469)......................................    14,227,062
---------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
        80  Alberto Culver Company, Class B Shares, Convertible............................         2,750
---------------------------------------------------------------------------------------------------------
            TOTAL PREFERRED STOCK (Cost -- $2,072).........................................         2,750
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.00%
$1,138,000  Repurchase Agreement -- Citibank, 5.796% due 01/02/96; Proceeds at
            maturity -- $1,138,733;
            (Fully Collateralized by U.S. Treasury Notes, 5.50% due 11/15/98; Market
            value -- $1,160,762)...........................................................     1,138,000
   100,000  U.S. Treasury Bills, 5.20% due 03/14/96+.......................................        98,946
---------------------------------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,236,946)..............................     1,236,946
---------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $11,942,487*)...............................   $15,466,758
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 +  Security segregated by custodian for future contract commitments.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       34

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                          GROWTH AND INCOME PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 83.1%
BASIC INDUSTRIES -- 2.4%
    10,000     Kimberly Clark Corporation..................................................   $   827,500
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 5.3%
    15,000     Belden, Inc. ...............................................................       386,250
    15,000     General Electric Company....................................................     1,080,000
     6,000     Hubbell, Inc., Class B Shares...............................................       394,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,860,750
---------------------------------------------------------------------------------------------------------
CHEMICALS -- 4.1%
    11,250     A. Schulman, Inc. ..........................................................       253,125
    12,000     M.A. Hanna Company..........................................................       336,000
     7,000     Monsanto Company............................................................       857,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,446,625
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 11.6%
    17,000     Bemis, Inc. ................................................................       435,625
    14,000     Genuine Parts Company.......................................................       574,000
    13,000     Jostens, Inc. ..............................................................       315,250
    16,000     Leggett & Platt, Inc. ......................................................       388,000
    10,000     Minnesota Mining & Manufacturing Company....................................       662,500
     8,000     Procter & Gamble Company....................................................       664,000
    12,000     Temple-Inland, Inc. ........................................................       529,500
    25,000     Worthington Industries......................................................       520,313
---------------------------------------------------------------------------------------------------------
                                                                                                4,089,188
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.2%
    12,000     Coca-Cola Corporation.......................................................       891,000
    12,000     International Flavors & Fragrances, Inc. ...................................       576,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,467,000
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.7%
    15,000     McDonald's Corporation......................................................       676,875
    11,000     Reuters Holdings PLC ADR....................................................       606,375
---------------------------------------------------------------------------------------------------------
                                                                                                1,283,250
---------------------------------------------------------------------------------------------------------
ENERGY -- 6.9%
     5,000     Exxon Corporation...........................................................       400,625
    11,000     Fluor Corporation...........................................................       726,000
     7,000     Mobil Corporation...........................................................       784,000
    15,000     Phillips Petroleum Company..................................................       511,875
---------------------------------------------------------------------------------------------------------
                                                                                                2,422,500
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.9%
     8,000     Firstar Corporation.........................................................       317,000
    13,000     G.P. Financial Corporation..................................................       347,750
     8,000     J.P. Morgan & Company, Inc..................................................       642,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       35

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                          GROWTH AND INCOME PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.9% (CONTINUED)
    17,000     KeyCorp.....................................................................   $   616,250
    12,000     NationsBank Corporation.....................................................       835,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,758,500
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 7.4%
    16,000     Eli Lilly & Company.........................................................       900,000
    10,000     Johnson & Johnson Corporation...............................................       856,250
    13,000     Merck & Company, Inc. ......................................................       854,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,611,000
---------------------------------------------------------------------------------------------------------
RETAIL -- 2.6%
    20,000     Circuit City Stores.........................................................       552,500
     9,000     May Department Stores Company...............................................       380,250
---------------------------------------------------------------------------------------------------------
                                                                                                  932,750
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 13.5%
    14,000     Amp, Inc....................................................................       537,250
     9,000     Automatic Data Processing, Inc. ............................................       668,250
    17,000     Hewlett Packard Company.....................................................     1,423,750
    14,000     Motorola, Inc. .............................................................       798,000
    14,000     Raytheon Company............................................................       661,500
    10,000     W.W. Grainger, Inc..........................................................       662,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,751,250
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
    18,000     TCA Cable TV, Inc. .........................................................       497,250
---------------------------------------------------------------------------------------------------------
TOBACCO -- 0.1%
     1,000     Schweitzer Mauduit International............................................        23,125
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 5.3%
     8,000     Conrail, Inc. ..............................................................       560,000
    14,000     CSX Corporation.............................................................       638,750
    10,000     Southwest Airlines Company..................................................       660,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,858,750
---------------------------------------------------------------------------------------------------------
UTILITIES -- 6.7%
    12,000     Ameritech Corporation.......................................................       708,000
     9,000     Bell Atlantic Corporation...................................................       601,875
    18,000     GTE Corporation.............................................................       792,000
     5,000     Northern States Power Company...............................................       245,625
---------------------------------------------------------------------------------------------------------
                                                                                                2,347,500
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS (Cost -- $21,860,395)...................................    29,176,938
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       36

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                          GROWTH AND INCOME PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 3.1%
INDUSTRIAL -- 3.1%
     8,000     General Motors Corporation, Depository Shares, Series C.....................   $   586,000
     9,000     Unocal Corporation, Convertible 7.000% (a)..................................       492,750
---------------------------------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS (Cost -- $939,205)...................................     1,078,750
---------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 2.2%
AUSTRALIA -- 2.2%
    55,715     Broken Hill Properties (Cost -- $696,013)...................................       787,479
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 6.0%
FINANCIAL SERVICES -- 4.5%
$  500,000     Dean Witter Discover & Company, 6.875% due 03/01/03.........................       518,125
 1,000,000     General Motors Acceptance, 7.000% due 09/15/02..............................     1,048,750
---------------------------------------------------------------------------------------------------------
                                                                                                1,566,875
---------------------------------------------------------------------------------------------------------
RETAIL -- 1.5%
   500,000     Limited Inc., 7.800% due 05/15/02...........................................       538,125
---------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS (Cost -- $2,056,025)..................................     2,105,000
---------------------------------------------------------------------------------------------------------
CONVERTIBLE NOTE -- 2.3%
MANUFACTURING -- 2.3%
   350,000     Thermo Electron Corporation, 4.625% due 01/08/97 (Cost -- $483,824).........       809,375
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
               Citibank, 5.665% due 01/02/96; Proceeds at maturity -- $1,165,733;
               (Fully collateralized by U. S. Treasury Notes, 5.500% due 11/15/98;
 1,165,000     Market value -- $1,188,300) (Cost -- $1,165,000)............................     1,165,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $27,200,462*)............................   $35,122,542
---------------------------------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transaction exempt from registration to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       37

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             APPRECIATION PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 91.0%
BASIC INDUSTRIES -- 5.0%
    10,000  Aluminum Company of America....................................................   $   528,750
    27,000  E.I. du Pont De Nemours & Company..............................................     1,886,625
    18,000  Hercules, Inc. ................................................................     1,014,750
    13,500  Mead Corporation...............................................................       705,375
     8,000  Scotts Company, Class A Shares (a).............................................       159,000
     9,100  St. Joe Paper Company..........................................................       500,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,795,000
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.0%
    21,000  Allied Signal, Inc.............................................................       997,500
    40,000  Amp, Inc.......................................................................     1,535,000
    10,000  Boeing Company.................................................................       783,750
     6,000  Caterpillar, Inc. .............................................................       352,500
     9,500  Emerson Electric Company.......................................................       776,625
    17,000  General Electric Company.......................................................     1,224,000
    16,000  Ingersoll-Rand Company.........................................................       562,000
     7,000  Wrigley, Jr. Company...........................................................       367,500
---------------------------------------------------------------------------------------------------------
                                                                                                6,598,875
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 5.6%
    20,000  Chrysler Corporation...........................................................     1,107,500
    43,500  Ford Motor Company.............................................................     1,261,500
    16,000  General Motors Corporation.....................................................       846,000
    21,000  Goodyear Tire & Rubber Company.................................................       952,875
     7,500  International Paper Company....................................................       284,063
     8,000  Louisanna-Pacific Corporation..................................................       194,000
    25,500  Newell Company.................................................................       659,812
---------------------------------------------------------------------------------------------------------
                                                                                                5,305,750
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.1%
    10,000  Coca-Cola Company..............................................................       742,500
     9,000  Corning, Inc. .................................................................       288,000
    12,500  CPC International, Inc. .......................................................       857,813
    15,000  Gillette Company...............................................................       781,875
    11,000  International Flavors & Fragrances, Inc. ......................................       528,000
    20,000  Proctor & Gamble Company.......................................................     1,660,000
---------------------------------------------------------------------------------------------------------
                                                                                                4,858,188
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.1%
    10,500  Gannett Company................................................................       644,438
    16,000  Home Depot, Inc. ..............................................................       766,000
    17,000  J.C. Penney, Inc. .............................................................       809,625
    11,000  Meredith Corporation...........................................................       460,625
    24,000  McDonald's Corporation.........................................................     1,083,000
    20,000  New York Times Company, Class A Shares.........................................       592,500
    44,500  R.R. Donnelley & Sons Company..................................................     1,752,188
    30,000  Savoy Pictures Entertainment, Inc. (a).........................................       189,374

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       38

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             APPRECIATION PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.1% (CONTINUED)
    34,400  Time Warner, Inc. .............................................................   $ 1,302,900
    17,000  Tribune Company................................................................     1,039,125
    40,000  Wal-Mart Stores, Inc. .........................................................       895,000
    16,000  Walt Disney Production Company.................................................       944,000
---------------------------------------------------------------------------------------------------------
                                                                                               10,478,775
---------------------------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 7.4%
    58,000  Eastman Kodak Company..........................................................     3,886,000
    47,000  Minnesota Mining & Manufacturing Company.......................................     3,113,750
---------------------------------------------------------------------------------------------------------
                                                                                                6,999,750
---------------------------------------------------------------------------------------------------------
ENERGY -- 11.7%
    27,800  Amoco Corporation..............................................................     1,998,125
     7,200  Atlantic Richfield Company.....................................................       797,400
    10,000  Baker Hughes, Inc. ............................................................       243,750
    20,000  Burlington Resources, Inc. ....................................................       785,000
    14,000  Chevron Corporation............................................................       735,000
    10,000  Cyprus Amax Minerals Company...................................................       261,250
    26,000  Global Marine, Inc. ...........................................................       227,500
    15,000  Honeywell, Inc. ...............................................................       729,375
    14,000  Horsham Corporation............................................................       189,000
    23,500  Mobil Corporation..............................................................     2,632,000
    10,000  Olin Corporation...............................................................       742,500
     9,000  Royal Dutch Petroleum ADR......................................................     1,270,125
     8,000  Santa Fe Pacific Gold Company..................................................        97,000
    15,000  Union Pacific Resources........................................................       380,625
---------------------------------------------------------------------------------------------------------
                                                                                               11,088,650
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 11.0%
    25,000  Allstate Corporation...........................................................     1,028,125
    40,000  American Express Company.......................................................     1,655,000
    10,000  American International Group, Inc. ............................................       925,000
    17,000  Charles Schwab Corporation.....................................................       342,125
    10,000  Chase Manhattan Corporation....................................................       606,250
    12,000  Chemical Banking Corporation...................................................       705,000
     7,000  Federal National Mortgage Association..........................................       868,875
    10,000  First Virginia Banks, Inc. ....................................................       417,500
    20,000  Household International, Inc. .................................................     1,182,500
    24,000  Leucadia National Corporation..................................................       600,000
    10,000  Republic New York Corporation..................................................       621,250
    11,000  Union Planters Corporation.....................................................       350,625
     5,000  Wells Fargo & Company..........................................................     1,080,000
---------------------------------------------------------------------------------------------------------
                                                                                               10,382,250
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 9.2%
    23,000  Abbott Laboratories............................................................       960,250
    20,000  American Home Products.........................................................     1,940,000
    19,000  Bristol-Myers-Squibb Company...................................................     1,631,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       39

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             APPRECIATION PORTFOLIO

  SHARES                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 9.2% (CONTINUED)
     8,500  Forest Laboratories, Inc., Class A Shares (a)..................................   $   384,625
    18,000  Johnson & Johnson..............................................................     1,541,250
    18,000  Merck & Company, Inc. .........................................................     1,183,500
     7,000  Perrigo Company (a)............................................................        83,125
    10,000  Warner Lambert Company.........................................................       971,250
---------------------------------------------------------------------------------------------------------
                                                                                                8,695,625
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 9.0%
    12,000  ACX Technologies, Inc. (a).....................................................       181,500
     4,000  Compaq Computer Corporation (a)................................................       192,000
    12,000  Fiserv, Inc. (a)...............................................................       360,000
     4,500  Hewlett-Packard Company........................................................       376,875
    20,000  Intel Corporation..............................................................     1,135,000
    11,000  International Business Machines Corporation....................................     1,009,250
    12,000  Lockheed Martin Corporation....................................................       948,000
     3,000  Microsoft Corporation (a)......................................................       263,250
     5,000  Texas Instruments, Inc. .......................................................       258,750
    18,000  Tyco International Ltd. .......................................................       641,250
    23,000  Xerox Corporation..............................................................     3,151,000
---------------------------------------------------------------------------------------------------------
                                                                                                8,516,875
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 7.3%
    46,000  AT&T Corporation...............................................................     2,978,500
    10,000  California Microwave, Inc. (a).................................................       166,250
    25,500  Comcast Corporation, Class A Shares............................................       463,781
     2,500  Conrail, Inc. .................................................................       175,000
    13,000  Mobile Telecommunications Technology Corporation (a)...........................       277,875
    10,000  Motorola, Inc. ................................................................       570,000
    15,000  NYNEX Corporation..............................................................       810,000
    12,000  Scandanavian Broadcasting System (a)...........................................       262,500
    38,000  Tele Communications, Inc., Class A Shares (a)..................................       755,250
     9,500  Viacom, Inc., Class B Shares (a)...............................................       450,062
---------------------------------------------------------------------------------------------------------
                                                                                                6,909,218
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
     6,500  AMR Corporation (a)............................................................       482,625
    16,000  Union Pacific Corporation......................................................     1,056,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,538,625
---------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCKS (Cost -- $69,135,095)......................................    86,167,581
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       40

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             APPRECIATION PORTFOLIO

   FACE
  VALUE                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.0%
$8,530,000  Chemical Securities, 5.80% due 1/2/96; Proceeds at maturity -- $8,535,496;
            (Fully collateralized by U.S. Treasury Notes, 6.125% due 5/31/97;
            Market value -- $8,700,824) (Cost $8,530,000)..................................   $ 8,530,000
---------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $77,665,095*)...............................   $94,697,581
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       41

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%
BASIC INDUSTRIES/RAW MATERIALS -- 3.8%
   1,000  Agrium, Inc. ...................................................................   $    45,000
   1,500  B.F. Goodrich, Inc. ............................................................       102,187
   4,000  IMC Global, Inc. ...............................................................       163,500
   1,000  Millipore Corporation...........................................................        41,125
   1,000  Minerals Technologies, Inc. ....................................................        36,500
   2,000  Mueller Industries, Inc. (a)....................................................        58,500
   1,500  Potash Saskatchewan Corporation, Inc. ..........................................       106,313
   1,000  Raychem Corporation.............................................................        56,875
   1,500  Sonoco Product Company..........................................................        39,375
   1,250  US Filter Corporation (a).......................................................        33,281
--------------------------------------------------------------------------------------------------------
                                                                                                 682,656
--------------------------------------------------------------------------------------------------------
CAPITAL GOODS/PRODUCTION -- 3.6%
   3,000  Danaher Corporation.............................................................        95,250
   2,000  Dover Corporation...............................................................        73,750
   1,500  Duriron Company.................................................................        35,063
   2,500  Greenfield Industries...........................................................        78,125
   1,000  Measurex Corporation............................................................        28,250
   1,500  Precision Castparts Company.....................................................        59,625
   3,000  Sanifill, Inc. (a)..............................................................       100,125
   2,000  Sealed Air Corporation (a)......................................................        56,250
   1,500  Thermedics, Inc. (a)............................................................        41,625
   2,000  United Waste Systems, Inc. (a)..................................................        74,500
--------------------------------------------------------------------------------------------------------
                                                                                                 642,563
--------------------------------------------------------------------------------------------------------
CHEMICALS -- 1.2%
   3,000  Albermarle Corporation..........................................................        58,125
   1,000  FMC Corporation (a).............................................................        67,625
   1,500  Hercules, Inc. .................................................................        84,563
--------------------------------------------------------------------------------------------------------
                                                                                                 210,313
--------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.3%
   1,000  Accustaff, Inc. (a).............................................................        44,000
   3,000  Alternative Resources Corporation (a)...........................................        90,750
   4,000  Corrections Corporation, of America (a).........................................       148,500
   1,000  Gartner Group, Inc. (a).........................................................        47,875
   1,000  Ha-Lo Industries, Inc. (a)......................................................        30,750
   2,000  National Data Corporation.......................................................        49,500
   2,000  Nu-Kote Holding, Inc. (a).......................................................        34,000
   2,000  Reynolds & Reynolds Company, Class A Shares.....................................        77,750
   1,500  Scientific Games Holdings Corporation (a).......................................        56,625
--------------------------------------------------------------------------------------------------------
                                                                                                 579,750
--------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 0.9%
   1,500  Beazer Homes USA, Inc. (a)......................................................        30,938
   1,000  Centex Corporation..............................................................        34,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       42

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 0.9% (CONTINUED)
   1,200  Granite Construction, Inc. .....................................................   $    37,800
   2,500  Toll Brothers, Inc. (a).........................................................        57,500
--------------------------------------------------------------------------------------------------------
                                                                                                 160,988
--------------------------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION -- 8.2%
   4,000  Alco Standard Corporation.......................................................       182,500
     500  Baby Superstore, Inc. (a).......................................................        28,500
   1,000  Bed Bath & Beyond, Inc. (a).....................................................        38,813
   1,500  Boise Cascade Office Products, Inc. (a).........................................        64,125
   3,500  Caseys General Stores, Inc. ....................................................        76,563
   1,500  CompUSA, Inc. (a)...............................................................        46,688
   2,000  Consolidated Stores Corporation (a).............................................        43,500
   4,800  Corporate Express, Inc. (a).....................................................       144,600
   1,000  Eckerd Drugs Corporation (a)....................................................        44,625
   2,500  Fastenal Corporation............................................................       105,625
   1,000  Garden Ridge Corporation (a)....................................................        38,750
   4,500  General Nutrition Company (a)...................................................       103,500
   2,000  Just for Feet, Inc. (a).........................................................        71,500
   2,500  Kroger Company (a)..............................................................        93,750
   1,500  Micro Warehouse Corporation (a).................................................        64,875
     500  Petco Animal Supplies, Inc. (a).................................................        14,625
   2,000  Richfood Holdings, Inc. ........................................................        53,500
   2,000  Safeway, Inc. (New) (a).........................................................       103,000
   1,000  Staples, Inc. (a)...............................................................        24,375
   2,000  Sunglass Hut International, Inc. (a)............................................        47,500
   1,250  Vons Company (a)................................................................        35,313
   2,000  Zale Corporation (a)............................................................        32,250
--------------------------------------------------------------------------------------------------------
                                                                                               1,458,477
--------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.3%
   1,500  Black & Decker Corporation......................................................        52,875
   3,125  Clayton Homes, Inc. ............................................................        66,797
   1,500  Nautica Enterprises, Inc. (a)...................................................        65,625
   1,000  Snap-On, Inc. ..................................................................        45,250
--------------------------------------------------------------------------------------------------------
                                                                                                 230,547
--------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 3.8%
   2,000  Coca-Cola Enterprises, Inc. ....................................................        53,500
   2,000  FILA Holding SPA-ADR............................................................        91,000
   1,500  First Brands Corporation........................................................        71,438
   1,350  Liz Claiborne, Inc. ............................................................        37,463
   1,900  Quiksilver, Inc. (a)............................................................        64,956
   2,000  St. John Knits, Inc. ...........................................................       106,250
   3,500  Tommy Hilfiger Corporation (a)..................................................       148,312
   3,000  Wolverine World Wide, Inc. .....................................................        94,500
--------------------------------------------------------------------------------------------------------
                                                                                                 667,419
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       43

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.3%
   5,000  Equifax, Inc. ..................................................................   $   106,875
   1,500  Hospitality Franchise Systems, Inc. (a).........................................       122,625
   2,000  La Quinta Inns, Inc. ...........................................................        54,750
   3,700  Meredith Corporation............................................................       154,938
   3,000  Mirage Resorts, Inc. (a)........................................................       103,500
   1,500  Regal Cinemas, Inc. (a).........................................................        44,625
--------------------------------------------------------------------------------------------------------
                                                                                                 587,313
--------------------------------------------------------------------------------------------------------
ELECTRONICS -- 2.2%
   1,000  Allen Group, Inc. ..............................................................        22,375
   1,000  Harman International Industries, Inc. ..........................................        40,125
   4,000  International Rectifier Corporation (a).........................................       100,000
   1,500  Jabil Circuit, Inc. (a).........................................................        16,875
   1,500  Kent Electronics Corporation (a)................................................        87,563
   3,500  SCI Systems, Inc. (a)...........................................................       108,500
     500  Tektronix, Inc. ................................................................        24,563
--------------------------------------------------------------------------------------------------------
                                                                                                 400,001
--------------------------------------------------------------------------------------------------------
ENERGY -- 5.6%
   2,531  BJ Services Company (a).........................................................        73,399
     900  BJ Services Company (When Issued) (a)...........................................         6,862
   1,500  Camco International Corporation.................................................        42,000
   3,000  Chesapeake Energy Corporation (a)...............................................        99,750
   5,000  Global Marine, Inc. (a).........................................................        43,750
   3,000  Input/Output, Inc. (a)..........................................................       173,250
   1,500  Kerr-McGee Corporation..........................................................        95,250
   1,000  Newfield Exploration Company (a)................................................        27,000
   1,000  Phoenix Resource Company........................................................        17,250
   3,000  Pogo Producing Company..........................................................        84,750
   5,000  Pride Petroleum Services, Inc. (a)..............................................        53,125
   3,000  Smith International, Inc. (a)...................................................        70,500
   3,000  Sonat Offshore Drilling, Inc. ..................................................       134,250
   2,000  Tidewater, Inc. ................................................................        63,000
   1,000  Varco International, Inc. (a)...................................................        12,000
--------------------------------------------------------------------------------------------------------
                                                                                                 996,136
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.1%
   1,500  AT&T Capital Corporation........................................................        57,375
   1,000  Aames Financial Corporation.....................................................        27,875
   4,000  Bank of Boston Corporation......................................................       185,000
   2,000  Bank of New York Company, Inc. .................................................        97,500
   1,500  BayBanks, Inc. .................................................................       147,375
   1,500  City National Corporation.......................................................        21,000
   1,700  Coast Savings Financial, Inc. (a)...............................................        58,862
   1,500  Cullen Frost Bankers, Inc. .....................................................        75,000
   1,000  Finova Group, Inc. .............................................................        48,250
   1,500  First American Corporation-(Tennessee)..........................................        71,062
   1,000  First Bank System, Inc. ........................................................        49,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       44

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.1% (CONTINUED)
   4,000  Green Tree Financial Corporation................................................   $   105,500
   1,500  MBNA Corporation................................................................        55,312
   1,500  Mercantile Bancorporation.......................................................        69,000
   2,250  Mercury Finance Corporation.....................................................        29,813
   1,500  Mercury General Corporation.....................................................        71,625
   1,250  Money Store, Inc. (The).........................................................        19,531
   1,500  North Fork Bankcorporation......................................................        37,875
   1,000  Oxford Resources Corporation, Class A Shares (a)................................        22,500
   2,300  Penncorp Financial Group, Inc. .................................................        67,562
   1,250  People's Heritage Financial Group, Inc. ........................................        28,438
   1,500  Star Banc Corporation...........................................................        89,250
   1,375  Student Loan Marketing Association, Inc. .......................................        90,578
   2,250  SunAmerica, Inc. ...............................................................       106,875
   3,000  TCF Financial Corporation.......................................................        99,375
   2,500  United Companies Financial Corporation..........................................        65,938
--------------------------------------------------------------------------------------------------------
                                                                                               1,798,096
--------------------------------------------------------------------------------------------------------
HEALTH CARE -- 15.0%
   3,000  Boston Scientific Corporation (a)...............................................       147,000
     750  Cardinal Health, Inc. ..........................................................        41,063
   3,100  Circon Corporation (a)..........................................................        62,775
     500  Coherent, Inc. (a)..............................................................        20,250
   1,500  Compdent Corporation (a)........................................................        62,250
   2,100  Cycare Systems, Inc. (a)........................................................        53,812
   3,000  Dura Pharmaceuticals, Inc. (a)..................................................       104,250
   3,000  Guidant Corporation.............................................................       126,750
   1,000  Gulf South Medical Supply, Inc. (a).............................................        30,250
   4,000  HBO & Company...................................................................       306,500
   3,000  Health Management Association, Inc., Class A Shares (a).........................        78,375
   1,500  Health Management Systems, Inc. (a).............................................        58,500
   1,000  Healthsouth Rehabilitation Corporation (a)......................................        29,125
   3,000  Invacare Corporation............................................................        75,750
   2,000  Maxicare Health Plans, Inc. (a).................................................        53,750
   1,500  Medaphis Corporation (a)........................................................        55,500
   1,250  Medisense, Inc. (a).............................................................        39,531
   1,500  Medpartners/Mullikin, Inc. (a)..................................................        49,500
   2,500  Medtronic, Inc. ................................................................       139,688
   2,000  Mentor Corporation..............................................................        46,000
   1,300  Minimed, Inc. (a)...............................................................        16,250
   1,500  Nellcor, Inc. (a)...............................................................        87,000
   3,000  Omnicare, Inc. .................................................................       134,250
   4,500  PhyCor, Inc. (a)................................................................       227,531
   1,500  Physician Reliance Network, Inc. (a)............................................        59,625
   2,400  Physician Sales & Service, Inc. (a).............................................        68,400
     750  Quintiles Transnational Corporation (a).........................................        30,750
   1,000  Renal Treatment Centers, Inc. (a)...............................................        44,000
   2,500  Research Medical, Inc. (a)......................................................        67,500
   1,500  Respironics, Inc. (a)...........................................................        31,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       45

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
HEALTH CARE -- 15.0% (CONTINUED)
     750  Spine Tech, Inc. (a)............................................................   $    17,438
   2,000  Sybron International Corporation (a)............................................        47,500
     500  United Dental Care, Inc. (a)....................................................        20,625
   1,000  United Healthcare Corporation...................................................        65,500
   1,000  Universal Health Service Corporation, Class B Shares (a)........................        44,375
   2,500  Watson Pharmaceuticals, Inc. (a)................................................       122,500
--------------------------------------------------------------------------------------------------------
                                                                                               2,665,363
--------------------------------------------------------------------------------------------------------
INSURANCE -- 2.9%
   2,500  American Bankers Insurance Group................................................        97,500
   1,000  American Travelers Corporation (a)..............................................        28,125
   1,000  CMAC Investment Corporation.....................................................        44,000
   2,000  Exel Limited....................................................................       122,000
   1,000  Fremont General Corporation.....................................................        36,750
   1,500  Old Republic International Corporation..........................................        53,250
   1,000  Relistar Financial Corporation..................................................        44,375
   1,500  TIG Holdings, Inc. .............................................................        42,750
   1,000  Vesta Insurance Group, Inc. ....................................................        54,500
--------------------------------------------------------------------------------------------------------
                                                                                                 523,250
--------------------------------------------------------------------------------------------------------
MEDIA -- 2.1%
   2,850  Clear Channel Communications, Inc. (a)..........................................       125,756
   2,000  Evergreen Media Corporation (a).................................................        64,000
   2,750  Infinity Broadcasting Company, Class A Shares (a)...............................       102,431
   1,500  Interpublic Group of Company, Inc. .............................................        65,062
   1,000  National Media Corporation (a)..................................................        21,000
--------------------------------------------------------------------------------------------------------
                                                                                                 378,249
--------------------------------------------------------------------------------------------------------
RESTAURANTS -- 1.6%
   2,500  Applebees International, Inc. ..................................................        56,875
   2,500  Boston Market, Inc. (a).........................................................        80,312
   2,000  Lonestar Steakhouse & Saloon Corporation (a)....................................        76,750
     700  Outback Steakhouse, Inc. (a)....................................................        25,112
   2,000  Starbuck's Corporation (a)......................................................        42,000
--------------------------------------------------------------------------------------------------------
                                                                                                 281,049
--------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 22.7%
   2,000  3Com Corporation (a)............................................................        93,250
   1,500  Altera Corporation (a)..........................................................        74,625
   2,000  America Online, Inc. (a)........................................................        75,000
   1,500  Analog Devices, Inc. (a)........................................................        53,063
   4,000  Ascend Communications, Inc. (a).................................................       324,500
   1,750  Aspect Telecommunications, Inc. (a).............................................        58,625
   1,000  Aspen Technology, Inc. (a)......................................................        33,750
   1,500  Atmel Corporation (a)...........................................................        33,563
   3,000  Bay Networks, Inc. (a)..........................................................       123,375
   1,000  BMC Software, Inc. .............................................................        23,250
   1,000  Cabletron Systems Corporation (a)...............................................        81,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       46

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 22.7% (CONTINUED)
   4,500  Cadence Design Systems, Inc. (a)................................................   $   189,000
   1,000  Cambridge Technology Corporation (a)............................................        57,500
     750  Cascade Communications Corporation (a)..........................................        63,938
   3,000  C-Cube Microsystems, Inc. (a)...................................................       187,500
     750  Ceridian Corporation (a)........................................................        30,938
   2,000  Cognex Corporation (a)..........................................................        69,500
   2,000  Cyberoptics Corporation (a).....................................................        79,500
   3,000  Dell Computer Corporation (a)...................................................       103,875
   1,500  DSP Communications Corporation (a)..............................................        65,438
   1,000  ECI Telecomm Ltd................................................................        22,811
   1,500  Glenayre Technologies, Inc. (a).................................................        93,375
   1,000  Global Village Communications, Inc. (a).........................................        19,375
   3,000  Informix Corporation (a)........................................................        90,000
     600  Inso Corporation (a)............................................................        25,500
   4,000  Kemet Corporation (a)...........................................................        95,500
   1,000  KLA Instruments Corporation (a).................................................        26,063
   1,000  Kronos, Inc. (a)................................................................        47,500
   3,250  Linear Technology Corporation...................................................       127,563
   1,500  Macromedia, Inc. (a)............................................................        78,375
   2,250  McAfee Associates, Inc. (a).....................................................        98,719
   2,500  Medic Computer Systems, Inc. (a)................................................       151,250
   1,000  Micros Systems, Inc. (a)........................................................        49,250
   2,500  Mylex Corporation (a)...........................................................        47,813
     250  Netscape Communications, Inc. (a)...............................................        34,750
   1,500  Network General Corporation (a).................................................        50,063
     750  Oak Technologies, Inc. (a)......................................................        31,688
   2,500  Occusystems, Inc. (a)...........................................................        50,000
     750  Oracle Systems Corporation (a)..................................................        31,781
   1,000  Pairgain Technologies, Inc. (a).................................................        54,750
   1,000  Parametric Technology Corporation (a)...........................................        66,500
   1,000  Peoplesoft, Inc. (a)............................................................        43,000
   1,000  Picturetel Corporation (a)......................................................        43,125
   1,500  PRI Automation, Inc. (a)........................................................        52,688
     500  Project Software & Development Corporation (a)..................................        17,437
   1,500  Quarterdeck Corporation (a).....................................................        41,250
   1,500  Robotic Vision Systems I Corporation (a)........................................        36,188
     650  Security Dynamics Tech I Corporation (a)........................................        35,425
   1,000  Structural Dynamics Research, Inc. (a)..........................................        29,375
   1,000  Sundstrand Corporation..........................................................        70,375
   2,000  Sunguard Data Systems, Inc. (a).................................................        57,000
   2,000  Sun Micro Systems, Inc. (a).....................................................        91,250
   1,500  Ultratech Stepper, Inc. (a).....................................................        38,625
   3,000  U.S. Robotics Corporation (a)...................................................       263,250
     500  Uunet Technologies, Inc. (a)....................................................        31,500
   1,500  Watkins-Johnson Company.........................................................        65,625
--------------------------------------------------------------------------------------------------------
                                                                                               4,029,929
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       47

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
   1,000  Airborne Freight Corporation....................................................   $    26,625
   2,250  Comair Holdings, Inc. ..........................................................        60,469
     500  Conrail, Inc. ..................................................................        35,000
   2,500  Continental Airlines Corporation, Class B Shares (a)............................       108,750
   1,000  Fritz Company (a)...............................................................        41,500
   1,500  Northwest Airlines Corporation, Class A Shares (a)..............................        76,500
--------------------------------------------------------------------------------------------------------
                                                                                                 348,844
--------------------------------------------------------------------------------------------------------
UTILITIES -- 1.6%
     500  Cellular Communications, Inc., Class A Shares (a)...............................        24,875
   2,500  Cincinnati Bell, Inc. ..........................................................        86,875
   3,000  Frontier Corporation............................................................        90,000
   4,000  LCI International, Inc. (a).....................................................        82,000
--------------------------------------------------------------------------------------------------------
                                                                                                 283,750
--------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCKS (Cost -- $12,909,241).......................................    16,924,693
--------------------------------------------------------------------------------------------------------

  FACE
 AMOUNT                                       SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 4.8%
$150,000  U.S. Treasury Bills 4.740% due 02/01/96 (b).....................................       149,388
  65,000  U.S. Treasury Bills 5.310% due 02/01/96 (b).....................................        64,703
 265,000  U.S. Treasury Bills 5.300% due 02/22/96 (b).....................................       263,162
 270,000  U.S. Treasury Bills 5.170% due 03/07/96 (b).....................................       267,478
 115,000  U.S. Treasury Bills 5.190% due 03/14/96 (b).....................................       113,803
--------------------------------------------------------------------------------------------------------
          TOTAL U.S. TREASURY BILLS (Cost -- $858,682)....................................       858,534
--------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS -- 100.0% (Cost -- $13,767,923*)..............................   $17,783,227
--------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Rate represents annualized yield to maturity.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       48

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             TOTAL RETURN PORTFOLIO

   SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 59.3%
CHEMICALS -- 0.9%
      10,000   E.I. Du Pont DeNemours & Company............................................   $   698,750
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.6%
      30,000   Eastman Kodak Company.......................................................     2,010,000
---------------------------------------------------------------------------------------------------------
ENERGY -- 12.6%
      15,000   Amoco Corporation...........................................................     1,078,125
      15,000   Atlantic Richfield Company..................................................     1,661,250
      50,000   Coastal Corporation.........................................................     1,862,500
      90,900   Crown Central Petroleum (a).................................................     1,329,413
      30,000   Dresser Industries, Inc. ...................................................       731,250
      23,800   FINA Inc., Class A Shares...................................................     1,201,900
      75,000   Oryx Energy Company (a).....................................................     1,003,124
      30,000   Phillips Petroleum Company..................................................     1,023,750
---------------------------------------------------------------------------------------------------------
                                                                                                9,891,312
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.1%
      27,000   American Express Company....................................................     1,117,125
      17,000   BankAmerica Corporation.....................................................     1,100,750
      40,000   Great Western Financial Corporation.........................................     1,020,000
      30,000   H.F. Ahmanson & Company.....................................................       795,000
---------------------------------------------------------------------------------------------------------
                                                                                                4,032,875
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.8%
      10,000   ALZA Corporation (a)........................................................       247,500
       7,000   Bristol-Myers-Squibb Company................................................       601,125
      13,277   Eli Lilly & Company.........................................................       746,822
      50,000   Value Health, Inc. (a)......................................................     1,375,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,970,447
---------------------------------------------------------------------------------------------------------
MINING -- 2.5%
     125,000   Homestake Mining Company....................................................     1,953,125
---------------------------------------------------------------------------------------------------------
REAL ESTATE -- 16.1%
      40,100   BRE Properties, Inc., Class A Shares........................................     1,428,562
     125,000   DeBartolo Realty Corporation................................................     1,625,000
     150,000   Irvine Apartment Communities, Inc. .........................................     2,887,500
      60,000   Public Storage, Inc. .......................................................     1,140,000
     100,000   Spieker Properties, Inc. ...................................................     2,512,500
     110,000   TriNet Corporate Realty Trust, Inc. ........................................     2,997,500
---------------------------------------------------------------------------------------------------------
                                                                                               12,591,062
---------------------------------------------------------------------------------------------------------
RETAIL -- 4.5%
      50,000   Fred Meyer, Inc. (a)........................................................     1,125,000
      20,000   Sears Roebuck & Company.....................................................       780,000
      75,000   Toys-R-Us, Inc. (a).........................................................     1,631,250
---------------------------------------------------------------------------------------------------------
                                                                                                3,536,250
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       49

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                             TOTAL RETURN PORTFOLIO

   SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 5.7%
      20,000   Apple Computer, Inc. .......................................................   $   637,500
      50,000   Cray Research, Inc. (a).....................................................     1,237,500
      25,000   Motorola, Inc. .............................................................     1,425,000
      30,000   Nokia Corporation...........................................................     1,166,250
---------------------------------------------------------------------------------------------------------
                                                                                                4,466,250
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.5%
     125,000   Comsat Corporation..........................................................     2,328,125
     100,000   Tele Communications, Inc. (a)...............................................     1,987,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,315,625
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS (Cost -- $42,725,046)...................................    46,465,696
---------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 6.2%
      30,000   Catellus Development Corporation, Series B, 7.500%..........................     1,440,000
      20,000   Delta Air Lines, Inc., Depository Shares, Series C..........................     1,187,500
      43,700   Rouse Company, Series A, 6.500%.............................................     2,256,013
---------------------------------------------------------------------------------------------------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (Cost -- $4,601,389).....................     4,883,513
---------------------------------------------------------------------------------------------------------
WARRANT -- 1.0%
     100,000   Morgan Stanley Nikkei Warrant (Cost -- $567,450)............................       762,500
---------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 33.5%
 $17,821,000   Goldman Sachs, 5.65% due 1/03/96; Proceeds at maturity -- $17,832,185;
               (Fully collateralized by U.S. Treasury Notes, 5.375% due 11/30/97,
               Market value -- $18,185,736)................................................    17,821,000
   8,453,000   Morgan Stanley, 5.85% due 1/03/96; Proceeds at maturity -- $8,458,489;
               (Fully collateralized by U.S. Treasury Notes, 5.125% due 4/30/98,
               Market value -- $8,624,496).................................................     8,453,000
---------------------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $26,274,000)...........................    26,274,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $74,167,885).............................   $78,385,709
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       50

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
STOCKS -- 100.0%
ARGENTINA -- 1.4%
   25,000    Quilmes Industrial S.A........................................................   $   390,000
---------------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.3%
   56,264    Burns Philip & Company Ltd. ..................................................       125,983
   65,640    Coca Cola Amatil Ltd. ........................................................       523,940
---------------------------------------------------------------------------------------------------------
                                                                                                  649,923
---------------------------------------------------------------------------------------------------------
AUSTRIA -- 3.9%
    5,500    Baumax AG Preferred...........................................................       225,558
    2,000    VA Technologie AG.............................................................       254,205
    2,200    VAE Eisenbahn AG..............................................................       185,689
    2,250    Wienerberger Baustoffind AG...................................................       446,845
---------------------------------------------------------------------------------------------------------
                                                                                                1,112,297
---------------------------------------------------------------------------------------------------------
BELGIUM -- 0.8%
    2,000    Barco N.V. ...................................................................       230,717
---------------------------------------------------------------------------------------------------------
CANADA -- 2.1%
   15,000    Loewen Group, Inc. ...........................................................       378,052
   29,000    Videotron Group Ltd. .........................................................       212,626
---------------------------------------------------------------------------------------------------------
                                                                                                  590,678
---------------------------------------------------------------------------------------------------------
CHILE -- 1.9%
   15,000    Embotelladora Andina S.A. ADR.................................................       541,875
---------------------------------------------------------------------------------------------------------
DENMARK -- 1.3%
   15,000    Scandinavian Mobility International (a).......................................       359,978
---------------------------------------------------------------------------------------------------------
FINLAND -- 1.9%
   14,000    Nokia OY AB, Class A Shares...................................................       544,250
---------------------------------------------------------------------------------------------------------
FRANCE -- 2.4%
    2,248    Castorama Dubois..............................................................       368,718
    2,000    Ecco S.A. ....................................................................       303,037
       72    Guilbert S.A. ................................................................         8,465
---------------------------------------------------------------------------------------------------------
                                                                                                  680,220
---------------------------------------------------------------------------------------------------------
GERMANY -- 6.4%
    3,000    Hornbach Holding AG...........................................................       257,808
    1,200    Mannesmann AG.................................................................       382,729
   15,000    SGL Carbon AG (a).............................................................     1,173,758
---------------------------------------------------------------------------------------------------------
                                                                                                1,814,295
---------------------------------------------------------------------------------------------------------
HONG KONG -- 6.5%
   50,000    Guoco Group Ltd. .............................................................       241,199
  200,000    Hong Kong & China Gas Company Ltd. ...........................................       322,030
   30,000    HSBC Holdings PLC.............................................................       453,946
  100,000    Hutchison Whampoa Ltd. .......................................................       609,141
   25,000    Sun Hung Kai Properties.......................................................       204,502
---------------------------------------------------------------------------------------------------------
                                                                                                1,830,818
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       51

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
IRELAND -- 7.3%
   61,545    Bank of Ireland...............................................................   $   444,884
   40,255    CRH PLC.......................................................................       303,246
   56,019    Greencore.....................................................................       489,339
  100,000    Independent Newspapers PLC....................................................       633,104
   25,281    Irish Continental Group PLC...................................................       190,445
---------------------------------------------------------------------------------------------------------
                                                                                                2,061,018
---------------------------------------------------------------------------------------------------------
ISRAEL -- 3.6%
   40,000    Gilsat Satellite Networks Ltd. (a)............................................     1,010,000
---------------------------------------------------------------------------------------------------------
ITALY -- 6.3%
   30,000    Alleanza Assicurazioni di Risp NC.............................................       210,848
   15,000    De Rigo ADR (a)...............................................................       341,250
   15,000    Industrie Natuzzi S.p.A. ADR..................................................       680,625
  300,000    Telecom Italia Mobile S.p.A. (a)..............................................       528,539
---------------------------------------------------------------------------------------------------------
                                                                                                1,761,262
---------------------------------------------------------------------------------------------------------
JAPAN -- 9.2%
   15,000    Canon, Inc. ..................................................................       271,921
      600    Doutor Koffee.................................................................        23,848
   40,000    Hitachi Ltd. .................................................................       403,277
   28,000    Kajima Corporation............................................................       276,865
   16,000    Matsushita Electric Industries Company Ltd. ..................................       260,579
   42,000    Mitsubishi Heavy Industries Ltd. .............................................       335,088
       60    Mr. Max Corporation...........................................................         1,157
   16,000    Nippon Denso Company Ltd. ....................................................       299,355
    3,000    Rohm Company..................................................................       169,551
    3,000    Shohkoh Fund & Company Ltd. ..................................................       564,200
---------------------------------------------------------------------------------------------------------
                                                                                                2,605,841
---------------------------------------------------------------------------------------------------------
MALAYSIA -- 3.7%
   83,333    Leader Universal Holdings Berhad..............................................       190,363
  125,000    Renong Berhad.................................................................       185,112
  112,000    Sungei Way Holdings...........................................................       403,624
   12,500    Sungei Way Holdings Berhad Warrants, expire 6/29/99 (a).......................        17,034
   30,000    Telekom Malaysia Berhad.......................................................       233,950
---------------------------------------------------------------------------------------------------------
                                                                                                1,030,083
---------------------------------------------------------------------------------------------------------
MEXICO -- 3.4%
    5,000    Coca Cola Femsa S.A., Series L ADR............................................        92,500
   51,000    Gruma S.A. de C.V., Series B .................................................       143,634
   20,000    Grupo Carso S.A., Series A1 (a)...............................................       107,982
   31,432    Grupo Industrial Bimbo S.A., Series A.........................................       130,134
    1,350    Grupo Iusacell S.A., Series D ADR (a).........................................        10,800
    7,500    Grupo Iusacell S.A., Series L ADR (a).........................................        75,938
   15,000    Kimberly Clark S.A., Series A.................................................       226,606
    5,000    Telefonos De Mexico S.A., Series L ADR........................................       159,375
---------------------------------------------------------------------------------------------------------
                                                                                                  946,969
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       52

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
NETHERLANDS -- 5.7%
   15,000    Getronics N.V. ...............................................................   $   701,765
    3,125    Heineken N.V. ................................................................       554,979
   10,000    IHC Caland N.V. ..............................................................       336,847
---------------------------------------------------------------------------------------------------------
                                                                                                1,593,591
---------------------------------------------------------------------------------------------------------
NORWAY -- 0.7%
    8,000    Petroleum Geo Services AS (a).................................................       198,794
---------------------------------------------------------------------------------------------------------
PANAMA -- 1.1%
   10,000    Panamerican Beverages, Inc. ADR...............................................       320,000
---------------------------------------------------------------------------------------------------------
PHILIPPINES -- 1.1%
   37,500    International Container Services, Inc. .......................................        19,658
1,000,000    SM Prime Holdings Inc.........................................................       285,932
---------------------------------------------------------------------------------------------------------
                                                                                                  305,590
---------------------------------------------------------------------------------------------------------
SINGAPORE -- 9.5%
   70,000    Cerebos Pacific...............................................................       484,977
   70,000    DBS Land Ltd. ................................................................       236,550
   15,000    Fraser & Neave................................................................       190,880
   85,000    Hong Leong Finance Ltd. Foreign...............................................       289,643
   25,757    Jardine Matheson Holding......................................................       176,435
  500,000    QAF Ltd. .....................................................................       682,220
   35,000    Sembawang Maritime Ltd. ......................................................       111,347
  100,000    Van Der Horst Ltd. ...........................................................       505,479
---------------------------------------------------------------------------------------------------------
                                                                                                2,677,531
---------------------------------------------------------------------------------------------------------
SWEDEN -- 9.4%
    8,000    Astra AB, Series A............................................................       319,884
    2,000    Astra AB, Series B............................................................        79,368
   15,000    Autoliv AB Free...............................................................       878,172
   30,800    Ericsson Tel AB LM, Series B Free.............................................       604,159
    8,932    Hennes Mauritz, Series B Free.................................................       498,663
   12,500    Volvo AB, Series B Free.......................................................       256,511
---------------------------------------------------------------------------------------------------------
                                                                                                2,636,757
---------------------------------------------------------------------------------------------------------
TAIWAN -- 0.2%
    5,000    Formosa Growth Fund Ltd., Series 1 (a)........................................        67,500
---------------------------------------------------------------------------------------------------------
THAILAND -- 2.2%
   90,000    Krung Thai Bank Public Company Ltd. ..........................................       371,576
   15,000    Land & House Public Company Ltd. Foreign......................................       246,526
---------------------------------------------------------------------------------------------------------
                                                                                                  618,102
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 5.7%
   20,589    BAA PLC.......................................................................       155,038
   20,000    British Biotech PLC (a).......................................................       560,489
   15,000    Flextech (a)..................................................................       109,924
      411    GKN PLC.......................................................................         4,971
   30,000    MISYS PLC.....................................................................       265,495

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       53

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1995

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 5.7% (CONTINUED)
    6,000    Reuters Holdings PLC ADR B....................................................   $   330,750
    5,000    Vodafone Group PLC Sponsored ADR..............................................       176,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,602,917
---------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS AT VALUE -- 100% (Cost -- $25,118,895*).....................   $28,181,006
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       54

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1995

                                                                       DIVERSIFIED
                                            MONEY       INTERMEDIATE    STRATEGIC       EQUITY         EQUITY         GROWTH
                                            MARKET      HIGH GRADE       INCOME         INCOME          INDEX       AND INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments -- Cost................   $5,674,068    $15,211,475    $57,032,317    $45,452,561    $11,942,487    $27,200,462
    Repurchase Agreements -- Cost......           --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
    Foreign currency -- Cost...........           --             --    $   282,629             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
    Investments, at value..............   $5,674,068    $15,848,404    $58,797,517    $52,224,818    $15,466,758    $35,122,542
    Repurchase Agreements, at value....           --             --             --             --             --             --
    Foreign currency, at value.........           --             --        277,358             --             --             --
    Cash...............................          993            662             --             18            792            781
    Receivable for securities sold.....           --             --        302,133             --          4,125             --
    Receivable for Fund shares sold....           --             --             --             --          6,136             --
    Dividends and interest
      receivable.......................           99        347,932      1,328,596        368,603         27,015        126,775
    Receivable from manager............       23,746          2,682             --             --          4,361             --
    Receivable for open forward foreign
      currency contracts...............           --             --          5,039             --             --             --
    Receivable from broker.............           --             --             --             --          1,050             --
    Deferred organization costs (Note
      10)..............................        2,937          2,890          3,090          3,090          2,954          2,964
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS.......................    5,701,843     16,202,570     60,713,733     52,596,529     15,513,191     35,253,062
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Investment advisory fees payable...           --             --         21,831         19,660             --         13,390
    Administration fees payable........           --             --          9,703          8,833             --          5,951
    Payable for securities purchased...           --             --             --             --        225,102          8,594
    Dividends payable..................       16,480             --             --             --             --             --
    Payable for open forward foreign
      currency contracts...............           --             --         13,479             --             --             --
    Payable for Fund shares redeemed...           --         12,779         33,718         19,058             --             --
    Payable to bank....................           --             --      1,248,632             --             --             --
    Accrued expenses and other
      liabilities......................       32,093         37,370         70,833        104,710         57,870         66,941
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES..................       48,573         50,149      1,398,196        152,261        282,972         94,876
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................   $5,653,270    $16,152,421    $59,315,537    $52,444,268    $15,230,219    $35,158,186
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Par value of beneficial interest...   $    5,653    $     1,524    $     5,927    $     4,247    $       978    $     2,560
    Capital paid in excess of par
      value............................    5,647,617     15,695,911     58,362,809     47,480,817     11,090,639     27,182,235
    Undistributed net investment income
      (loss)...........................           --        105,681        791,941        274,291        231,185         52,721
    Accumulated net realized gain
      (loss) on
      investments......................           --       (287,624)    (1,608,501)    (2,087,344)       376,704         (1,565)
    Net unrealized appreciation of
      investments and foreign
      currencies.......................           --        636,929      1,763,361      6,772,257      3,530,713      7,922,235
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................   $5,653,270    $16,152,421    $59,315,537    $52,444,268    $15,230,219    $35,158,186
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................    5,653,270      1,524,360      5,927,337      4,246,956        977,601      2,560,629
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE........................        $1.00         $10.60         $10.01         $12.35         $15.58         $13.73
-------------------------------------------------------------------------------------------------------------------------------


                                                         EMERGING         TOTAL       INTERNATIONAL
                                         APPRECIATION     GROWTH         RETURN          EQUITY
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments -- Cost................  $77,665,095    $13,767,923    $47,893,885     $ 25,118,895
    Repurchase Agreements -- Cost......           --             --     26,274,000               --
-------------------------------------------------------------------------------------------------------------------------------

    Foreign currency -- Cost...........           --             --             --     $    771,733
-------------------------------------------------------------------------------------------------------------------------------

    Investments, at value..............  $94,697,581    $17,783,227    $52,111,709     $ 28,181,006
    Repurchase Agreements, at value....           --             --     26,274,000               --
    Foreign currency, at value.........           --             --             --          773,913
    Cash...............................          875          9,263          1,376           29,448
    Receivable for securities sold.....           --         37,358             --           59,892
    Receivable for Fund shares sold....           --          5,401        216,491               --
    Dividends and interest
      receivable.......................      126,784          6,135        218,681           43,117
    Receivable from manager............           --          6,572         69,495               --
    Receivable for open forward foreign
      currency contracts...............           --             --             --               --
    Receivable from broker.............           --             --             --               --
    Deferred organization costs (Note
      10)..............................        3,533          9,315          9,379            9,385
-------------------------------------------------------------------------------------------------------------------------------

    TOTAL ASSETS.......................   94,828,773     17,857,271     78,901,131       29,096,761
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
    Investment advisory fees payable...       44,346             --             --           20,610
    Administration fees payable........       16,126             --          2,105            4,849
    Payable for securities purchased...           --        335,538        669,797            6,105
    Dividends payable..................           --             --             --               --
    Payable for open forward foreign
      currency contracts...............           --             --             --            3,098
    Payable for Fund shares redeemed...      134,683             --          8,937           15,884
    Payable to bank....................           --             --             --               --
    Accrued expenses and other
      liabilities......................      141,790         58,798        177,320           67,628
-------------------------------------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES..................      336,945        394,336        858,159          118,174
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS.......................  $94,491,828    $17,462,935    $78,042,972     $ 28,978,587
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
    Par value of beneficial interest...  $     6,568    $     1,269    $     6,123     $      2,905
    Capital paid in excess of par
      value............................   69,247,035     13,000,549     71,248,020       28,442,350
    Undistributed net investment income
      (loss)...........................    1,457,158             --      1,592,959          (11,017)
    Accumulated net realized gain
      (loss) on
      investments......................    6,748,581        445,813        978,046       (2,515,619)
    Net unrealized appreciation of
      investments and foreign
      currencies.......................   17,032,486      4,015,304      4,217,824        3,059,968
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS.......................  $94,491,828    $17,462,935    $78,042,972     $ 28,978,587
-------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING.....................    6,568,278      1,269,217      6,123,389        2,905,098
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE........................       $14.39         $13.76         $12.75            $9.98
-------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       55

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                           DIVERSIFIED
                                                  MONEY      INTERMEDIATE   STRATEGIC       EQUITY         EQUITY        GROWTH
                                                  MARKET     HIGH GRADE      INCOME         INCOME         INDEX       AND INCOME
                                                 PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest..................................   $365,063    $1,142,554    $ 5,010,761    $   862,643    $   69,518    $  256,091
    Dividends.................................         --           --         104,941      1,992,785       288,951       743,965
    Less: Foreign withholding tax.............         --           --         (18,916)        (3,487)       (1,830)       (4,206)
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENT INCOME...................    365,063    1,142,554       5,096,786      2,851,941       356,639       995,850
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory fees (Note 3).........     18,434       61,355         252,838        216,900        50,171       146,172
    Administrative fees (Note 3)..............     12,289       30,678         112,373         96,400        25,085        64,965
    Shareholder and system servicing fees.....      7,557        6,000          12,500         10,000         6,000        10,000
    Audit and legal...........................     14,800       18,000          16,100         35,000        18,000        35,000
    Shareholder communications................      8,000       14,000          30,000         14,000        14,000        14,000
    Custody...................................      5,000        5,280          66,749         18,000        24,250        12,000
    Trustees' fees............................      1,500        2,514           6,700          8,201         2,381         5,498
    Amortization of deferred organization
      costs...................................      6,000        6,043           6,243          6,241         6,102         6,117
    Registration fees.........................         --          500           5,000             --           550            --
    Other.....................................        700          500           8,250         55,917           500        22,431
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES............................     74,280      144,870         516,753        460,659       147,039       316,183
    Less: Management fee waiver and expense
      reimbursement (Note 3)..................    (28,195)     (14,361)             --             --       (21,657)           --
    Less: Custody earnings credit (Note 1)....         --           --              --             --            --            --
---------------------------------------------------------------------------------------------------------------------------------
    NET EXPENSES..............................     46,085      130,509         516,753        460,659       125,382       316,183
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..................    318,978    1,012,045       4,580,033      2,391,282       231,257       679,667
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCIES (NOTE 4):
    Realized Gain (Loss) From:
      Security transactions (excluding
        short-term securities)................         --      137,970        (702,732)      (457,862)      119,052       421,958
      Options written.........................         --           --              --             --            --            --
      Options Purchased.......................         --           --              --             --            --            --
      Futures.................................         --           --              --             --       313,039            --
      Foreign currency transactions...........         --           --        (160,388)            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS)..................         --      137,970        (863,120)      (457,862)      432,091       421,958
---------------------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of
    Investments and Foreign Currencies:
      Beginning of year.......................         --     (708,510)     (3,055,414)    (4,917,432)      437,115       411,952
      End of year.............................         --      636,929       1,763,361      6,772,257     3,530,713     7,922,235
---------------------------------------------------------------------------------------------------------------------------------
    INCREASE IN NET UNREALIZED APPRECIATION...         --    1,345,439       4,818,775     11,689,689     3,093,598     7,510,283
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES..................................         --    1,483,409       3,955,655     11,231,827     3,525,689     7,932,241
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS........   $318,978    $2,495,454    $ 8,535,688    $13,623,109    $3,756,946    $8,611,908
---------------------------------------------------------------------------------------------------------------------------------


                                                                EMERGING       TOTAL       INTERNATIONAL
                                                APPRECIATION     GROWTH        RETURN         EQUITY
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest..................................  $   521,326    $   60,166    $  668,585     $    17,428
    Dividends.................................    1,804,839        78,022     1,489,735         487,318
    Less: Foreign withholding tax.............      (11,069)           --            --         (50,691)
---------------------------------------------------------------------------------------------------------------------------------

    TOTAL INVESTMENT INCOME...................    2,315,096       138,188     2,158,320         454,055
---------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment Advisory fees (Note 3).........      488,187       108,035       247,410         235,739
    Administrative fees (Note 3)..............      177,523        28,809        89,967          55,468
    Shareholder and system servicing fees.....       10,000         6,000         6,000           8,500
    Audit and legal...........................       35,000        18,000        35,000          16,000
    Shareholder communications................       14,000        14,000        14,000          18,000
    Custody...................................       24,000        19,000        12,500          45,156
    Trustees' fees............................       14,777         2,731        12,206           6,500
    Amortization of deferred organization
      costs...................................        6,686         3,235         3,235           3,235
    Registration fees.........................           --           350        17,000           8,000
    Other.....................................       87,145           200        12,157          10,818
---------------------------------------------------------------------------------------------------------------------------------

    TOTAL EXPENSES............................      857,318       200,360       449,475         407,416
    Less: Management fee waiver and expense
      reimbursement (Note 3)..................           --       (27,302)           --              --
    Less: Custody earnings credit (Note 1)....           --            --            --         (15,648)
---------------------------------------------------------------------------------------------------------------------------------

    NET EXPENSES..............................      857,318       173,058       449,475         391,768
---------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)..................    1,457,778       (34,870)    1,708,845          62,287
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCIES (NOTE 4):
    Realized Gain (Loss) From:
      Security transactions (excluding
        short-term securities)................    6,749,135     1,846,715     2,640,533      (2,204,981)
      Options written.........................           --            --      (172,339)             --
      Options Purchased.......................           --            --      (232,838)             --
      Futures.................................           --            --            --              --
      Foreign currency transactions...........           --            --            --          37,343
---------------------------------------------------------------------------------------------------------------------------------

    NET REALIZED GAIN (LOSS)..................    6,749,135     1,846,715     2,235,356      (2,167,638)
---------------------------------------------------------------------------------------------------------------------------------

    Change in Net Unrealized Appreciation of
    Investments and Foreign Currencies:
      Beginning of year.......................    3,030,277       782,793      (760,878)     (1,409,788)
      End of year.............................   17,032,486     4,015,304     4,217,824       3,059,968
---------------------------------------------------------------------------------------------------------------------------------

    INCREASE IN NET UNREALIZED APPRECIATION...   14,002,209     3,232,511     4,978,702       4,469,756
---------------------------------------------------------------------------------------------------------------------------------

NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES..................................   20,751,344     5,079,226     7,214,058       2,302,118
---------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS........  $22,209,122    $5,044,356    $8,922,903     $ 2,364,405
---------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       56

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                       DIVERSIFIED
                                            MONEY       INTERMEDIATE    STRATEGIC       EQUITY         EQUITY         GROWTH
                                           MARKET       HIGH GRADE       INCOME         INCOME          INDEX       AND INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)......   $   318,978    $ 1,012,045    $ 4,580,033    $ 2,391,282    $   231,257    $   679,667
    Net realized gain (loss)..........            --        137,970       (863,120)      (457,862)       432,091        421,958
    Increase in net unrealized
      appreciation....................            --      1,345,439      4,818,775     11,689,689      3,093,598      7,510,283
-------------------------------------------------------------------------------------------------------------------------------
    INCREASE IN NET ASSETS FROM
      OPERATIONS......................       318,978      2,495,454      8,535,688     13,623,109      3,756,946      8,611,908
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.............      (318,978)    (1,080,907)    (3,628,366)    (2,744,365)      (200,991)      (701,745)
    Net realized gain.................            --             --             --             --        (12,638)            --
-------------------------------------------------------------------------------------------------------------------------------
    DECREASE IN NET ASSETS FROM
      DISTRIBUTIONS TO SHAREHOLDERS...      (318,978)    (1,080,907)    (3,628,366)    (2,744,365)      (213,629)      (701,745)
-------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of
      shares..........................     4,160,876      2,606,497      2,483,761      1,968,215      3,063,195      1,543,081
    Net asset value of shares issued
      for reinvestment of dividends...       302,497      1,080,907      3,327,194      2,744,365        213,629        701,745
    Cost of shares reacquired.........    (5,951,049)    (2,229,692)    (6,662,995)    (7,564,452)    (1,815,334)    (4,621,473)
-------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS
      FROM FUND SHARE TRANSACTIONS....    (1,487,676)     1,457,712       (852,040)    (2,851,872)     1,461,490     (2,376,647)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....    (1,487,676)     2,872,259      4,055,282      8,026,872      5,004,807      5,533,516
NET ASSETS:
    Beginning of year.................     7,140,946     13,280,162     55,260,255     44,417,396     10,225,412     29,624,670
-------------------------------------------------------------------------------------------------------------------------------
    END OF YEAR*......................   $ 5,653,270    $16,152,421    $59,315,537    $52,444,268    $15,230,219    $35,158,186
-------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income (loss) of: .......            --       $105,681       $791,941       $274,291       $231,185        $52,721
-------------------------------------------------------------------------------------------------------------------------------


                                                        EMERGING         TOTAL       INTERNATIONAL
                                        APPRECIATION     GROWTH         RETURN          EQUITY
                                         PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)......  $ 1,457,778    $   (34,870)   $ 1,708,845     $     62,287
    Net realized gain (loss)..........    6,749,135      1,846,715      2,235,356       (2,167,638)
    Increase in net unrealized
      appreciation....................   14,002,209      3,232,511      4,978,702        4,469,756
-------------------------------------------------------------------------------------------------------------------------------

    INCREASE IN NET ASSETS FROM
      OPERATIONS......................   22,209,122      5,044,356      8,922,903        2,364,405
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.............   (1,410,859)            --     (1,506,614)        (110,647)
    Net realized gain.................   (1,392,571)            --       (686,521)              --
-------------------------------------------------------------------------------------------------------------------------------

    DECREASE IN NET ASSETS FROM
      DISTRIBUTIONS TO SHAREHOLDERS...   (2,803,430)            --     (2,193,135)        (110,647)
-------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of
      shares..........................    2,790,750      2,521,682     48,877,204        2,702,681
    Net asset value of shares issued
      for reinvestment of dividends...    2,803,430             --      2,193,135          110,647
    Cost of shares reacquired.........  (11,330,660)    (1,642,161)    (2,953,026)      (4,501,305)
-------------------------------------------------------------------------------------------------------------------------------

    INCREASE (DECREASE) IN NET ASSETS
      FROM FUND SHARE TRANSACTIONS....   (5,736,480)       879,521     48,117,313       (1,687,977)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS.....   13,669,212      5,923,877     54,847,081          565,781
NET ASSETS:
    Beginning of year.................   80,822,616     11,539,058     23,195,891       28,412,806
-------------------------------------------------------------------------------------------------------------------------------

    END OF YEAR*......................  $94,491,828    $17,462,935    $78,042,972     $ 28,978,587
-------------------------------------------------------------------------------------------------------------------------------

* Includes undistributed net
  investment income (loss) of: .......   $1,457,158             --       $978,046         $(11,017)
-------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       57

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                       DIVERSIFIED
                                            MONEY       INTERMEDIATE    STRATEGIC       EQUITY         EQUITY         GROWTH
                                           MARKET       HIGH GRADE       INCOME         INCOME          INDEX       AND INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)......   $   238,927    $   809,619    $ 3,871,170    $ 2,731,674    $   200,939    $   712,850
    Net realized gain (loss)..........            --       (425,633)    (1,560,526)    (1,629,482)       (39,099)      (343,937)
    Increase (decrease) in net
      unrealized appreciation.........            --       (706,692)    (3,687,044)    (6,956,371)       (57,595)    (1,273,005)
-------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS.................       238,927       (322,706)    (1,376,400)    (5,854,179)       104,245       (904,092)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.............      (238,927)      (754,838)    (3,209,940)    (2,331,772)      (111,775)      (667,174)
    Net realized gains................            --        (96,524)            --       (117,669)      (111,690)            --
    Capital...........................            --             --       (200,460)            --             --             --
-------------------------------------------------------------------------------------------------------------------------------
    DECREASE IN NET ASSETS FROM
      DISTRIBUTIONS TO SHAREHOLDERS...      (238,927)      (851,362)    (3,410,400)    (2,449,441)      (223,465)      (667,174)
-------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of
      shares..........................     9,671,065      5,706,733     18,827,572      3,601,508      2,438,324      7,429,055
    Net asset value of shares issued
      for reinvestment of dividends...       242,610        851,363      3,410,400      2,449,442        223,465        667,175
    Cost of shares reacquired.........    (6,475,417)    (1,963,006)    (5,435,332)   (13,489,892)    (1,159,262)    (2,448,822)
-------------------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS
      FROM FUND SHARE TRANSACTIONS....     3,438,258      4,595,090     16,802,640     (7,438,942)     1,502,527      5,647,408
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....     3,438,258      3,421,022     12,015,840    (15,742,562)     1,383,307      4,076,142
NET ASSETS:
    Beginning of year.................     3,702,688      9,859,140     43,244,415     60,159,958      8,842,105     25,548,528
-------------------------------------------------------------------------------------------------------------------------------
    END OF YEAR*......................   $ 7,140,946    $13,280,162    $55,260,255    $44,417,396    $10,225,412    $29,624,670
-------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of: ..............            --       $174,543           $662       $627,374       $200,919        $74,799
-------------------------------------------------------------------------------------------------------------------------------


                                                        EMERGING         TOTAL       INTERNATIONAL
                                        APPRECIATION     GROWTH         RETURN          EQUITY
                                         PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)......  $ 1,411,840    $   (15,361)   $   545,842     $     69,485
    Net realized gain (loss)..........    2,426,383     (1,399,759)       686,358         (457,968)
    Increase (decrease) in net
      unrealized appreciation.........   (4,664,335)       715,785       (800,268)      (1,437,165)
-------------------------------------------------------------------------------------------------------------------------------

    INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS.................     (826,112)      (699,335)       431,932       (1,825,648)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.............     (893,799)          (897)      (413,990)              --
    Net realized gains................           --             --             --               --
    Capital...........................           --             --             --               --
-------------------------------------------------------------------------------------------------------------------------------

    DECREASE IN NET ASSETS FROM
      DISTRIBUTIONS TO SHAREHOLDERS...     (893,799)          (897)      (413,990)              --
-------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of
      shares..........................   10,824,472     11,029,729     20,827,157       25,681,169
    Net asset value of shares issued
      for reinvestment of dividends...      893,799            897        413,991               --
    Cost of shares reacquired.........   (7,016,905)    (1,048,804)      (840,368)      (1,309,624)
-------------------------------------------------------------------------------------------------------------------------------

    INCREASE (DECREASE) IN NET ASSETS
      FROM FUND SHARE TRANSACTIONS....    4,701,366      9,981,822     20,400,780       24,371,545
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS.....    2,981,455      9,281,590     20,418,722       22,545,897
NET ASSETS:
    Beginning of year.................   77,841,161      2,257,468      2,777,169        5,866,909
-------------------------------------------------------------------------------------------------------------------------------

    END OF YEAR*......................  $80,822,616    $11,539,058    $23,195,891     $ 28,412,806
-------------------------------------------------------------------------------------------------------------------------------

* Includes undistributed net
  investment income of: ..............   $1,410,239             --       $133,581               --
-------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       58

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Series Fund (the "Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund offers ten managed investment portfolios (the "Portfolios"): Money Market Portfolio, Intermediate High Grade Portfolio, Diversified Strategic Income Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Appreciation Portfolio, Emerging Growth Portfolio, Total Return Portfolio, and International Equity Portfolio. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies.

The significant accounting policies consistently followed by the Fund are: (a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. Government and Government Agency obligations are valued at the average between the bid and the asked prices; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date and interest income is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (g) foreign currencies (and receivables and payables for unsettled foreign securities transactions) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Translation gains or losses resulting from changes in the exchange rate and realized gains and losses on the settlement of foreign currency transactions are reported in the statements of operations; (h) the accounting records of the Fund are maintained in US dollars. All assets and liabilities denominated in foreign currencies are translated into US dollars based on the rate of exchange of such currencies against US dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, reclassifications are made to the Total Return Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, an undistributed net investment loss amounting to $34,870 has been reclassified to paid-in capital for the Emerging Growth Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

The International Equity Portfolio has an arrangement with its custodian, Morgan Guaranty Trust Company of New York, where it earns a custody credit on the available cash balance. This credit offsets custody fees which may be charged to the Portfolio during the current year. For the year ended December 31, 1995, the custody credit totalled $15,648 for the International Equity Portfolio.

In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

                                       59

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  DIVIDENDS

During the year ended 1995, dividends from net investment income, if any, are distributed; monthly for the Money Market, Intermediate High Grade, Diversified Strategic Income, Equity Income and Total Return Portfolios; quarterly for the Growth & Income Portfolio; and, annually for the Equity Index, Appreciation, Emerging Growth and International Equity Portfolios. Any net realized capital gains are declared and distributed annually. On January 17, 1996, the Funds' Board of Trustees changed the dividend policy for all portfolios, except the Money Market Portfolio, to declare and distribute dividends from net investment income annually. On January 17, 1996, the Fund's Board of Trustees changed the dividend policy in all portfolios, except the Money Market Portfolio, to declare and distribute dividends from net investment income annually.

3.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER
TRANSACTIONS

The Fund on behalf of the Money Market, Intermediate High Grade, Diversified Strategic Income, Equity Income, Growth & Income, Appreciation, Total Return and International Equity Portfolios has entered into an investment advisory agreement (the "Advisory Agreement") with Smith Barney Mutual Funds Management Inc. ("SBMFM"). SBMFM is a wholly-owned subsidiary of Smith Barney Holdings Inc. ("SBH"), which in turn is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Under the Advisory Agreement, the Money Market, Intermediate High Grade, Diversified Strategic Income, Equity Income, Growth & Income, Appreciation, Total Return and International Equity Portfolios each pay an investment advisory fee at the annual rates of 0.30%, 0.40%, 0.45%, 0.45%, 0.45%, 0.55%, 0.55% and 0.85%, respectively, of the value of their average daily net assets. This fee is calculated daily and paid monthly.

The Fund on behalf of the Equity Index Portfolio has entered into an investment advisory agreement with Travelers Investment Management Company ("TIMCO"), a wholly-owned subsidiary of Travelers. Under the investment advisory agreement, the Equity Index Portfolio pays an investment advisory fee at the annual rate of 0.40% of the value of its average daily net assets. This fee is calculated daily and paid monthly.

The fund on behalf of the Emerging Growth Portfolio has entered into an investment advisory agreement with Van Kampen American Capital Asset Management, Inc. Under the investment advisory agreement, the Emerging Growth Portfolio pays an investment advisory fee at the annual rate of 0.75% of the value of its average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBMFM at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

The Fund, on behalf of all the Portfolios, has entered into an administration agreement with SBMFM. Under the agreement, each Portfolio pays an administrative fee at the annual rate of 0.20% of the value of the average daily net assets. These fees are calculated daily and paid monthly.

In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of May 15, 1995, this relationship was terminated.

By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed upon limitation, the relevant investment adviser, SBGCM, SBMFM and transfer agent will, as appropriate, reduce their fees by one half the excess expenses in the proportion that their respective fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuity and variable life insurance through which investments can be made in the Fund, will bear the remaining half of such excess expenses. Prior to May 15, 1995, Boston Safe Deposit and Trust ("Boston Safe") also participated in this agreement.

                                       60

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended December 31, 1995, the investment advisers, administrator, transfer agent, First Data Investor Services Group, Inc. ("First Data") and custodian, Boston Safe reimbursed and/or waived fees as follows:

------------------------------------------------------------------------------------------------------------
                                     TOTAL
                                  FEE WAIVERS         INVESTMENT                                      BOSTON*
                               AND REIMBURSEMENTS      ADVISER       ADMINISTRATOR     FIRST DATA      SAFE

------------------------------------------------------------------------------------------------------------
Money Market Portfolio.....         $ 28,195           $ 15,764         $10,510           $519        $1,402
Intermediate High Grade
  Portfolio................           14,361              7,291           3,592            145          327
Equity Index Portfolio.....           21,657              8,065           3,972            310        2,468
Emerging Growth
  Portfolio................           27,302             16,260           4,066            221        1,490

--------------------------------------------------------------------------------

* Boston Safe served as custodian to the Portfolios prior to May 15, 1995.

For the year ended December 31, 1995, IDS Life reimbursed expenses pursuant to the above agreements as follows:

--------------------------------------------------------------------------------

          Intermediate High Grade Portfolio.........        $3,006
          Equity Index Portfolio....................         6,842
          Emerging Growth Portfolio.................         5,265

--------------------------------------------------------------------------------

For the year ended December 31, 1995, Smith Barney received brokerage commissions of $181,393.

No officer, director or employee of Smith Barney or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

4.  INVESTMENTS

Costs of purchases and proceeds from sales of securities, excluding short-term obligations, during the year ended December 31, 1995 were as follows:

                                    DIVERSIFIED
                    INTERMEDIATE     STRATEGIC        EQUITY          EQUITY         GROWTH                         EMERGING
                    HIGH GRADE        INCOME          INCOME          INDEX        AND INCOME     APPRECIATION       GROWTH
                     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
Purchases           $19,521,103     $30,450,448     $14,868,208     $2,624,217     $5,287,141     $ 34,027,263     $17,404,899
------------------------------------------------------------------------------------------------------------------------------
Sales                17,639,105      24,516,881      20,211,306        523,883      6,603,112       40,517,726      16,159,989
------------------------------------------------------------------------------------------------------------------------------


                     TOTAL        INTERNATIONAL
                    RETURN           EQUITY
                   PORTFOLIO        PORTFOLIO
-----------------------------------------------
Purchases         $55,455,148      $  9,572,192
-----------------------------------------------
Sales              27,529,509        11,700,670
-----------------------------------------------

At December 31, 1995, the net unrealized appreciation of investments for Federal income tax purposes approximated the following:

                                   DIVERSIFIED
                    INTERMEDIATE    STRATEGIC        EQUITY         EQUITY         GROWTH                         EMERGING
                    HIGH GRADE       INCOME          INCOME         INDEX        AND INCOME     APPRECIATION       GROWTH
                    PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Appreciation        $ 763,311      $ 2,266,113     $7,019,213     $3,714,821     $8,003,431     $ 17,807,151     $4,228,033
Depreciation         (126,382 )       (500,913)      (246,956)      (190,550)       (81,351)        (774,665)      (212,729)
---------------------------------------------------------------------------------------------------------------------------
Net Appreciation
  (Depreciation)    $ 636,929      $ 1,765,200     $6,772,257     $3,524,271     $7,922,080     $ 17,032,486     $4,015,304
---------------------------------------------------------------------------------------------------------------------------


                     TOTAL        INTERNATIONAL
                    RETURN           EQUITY
                   PORTFOLIO        PORTFOLIO
-------------------------------------------------
Appreciation      $ 5,772,706      $ 5,254,487
Depreciation       (1,554,882)      (2,192,376)
-------------------------------------------------

Net Appreciation
  (Depreciation)  $ 4,217,824      $ 3,062,111
-------------------------------------------------


                                       61

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

At December 31, 1995, the Equity Index Portfolio purchased three financial futures contracts on the Standard & Poor's 500 Stock Index expiring in March 1996. The basic value of such contracts was $921,233. The market value of such contracts on December 31, 1995 was $927,675, thereby resulting in an unrealized gain of $6,442.

6.  OPTION CONTRACTS

Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise.

Option activity for Total Return Portfolio for the year ended December 31, 1995 was as follows:

                                                                          NUMBER OF
                                                      PREMIUMS            CONTRACTS
-----------------------------------------------------------------------------------
Written options outstanding at December 31, 1994      $ 44,274                 50
Written options opened during the year                 293,903                500
Options cancelled in closing purchase transactions    (319,465)              (400)
Options expired                                        (18,712)              (150)
-----------------------------------------------------------------------------------
Written options outstanding at December 31, 1995      $      0                  0
-----------------------------------------------------------------------------------

                                       62

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1995, Diversified Strategic Income Portfolio and International Equity Portfolio had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements are as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                      LOCAL         MARKET       SETTLEMENT     UNREALIZED
                FOREIGN CURRENCY                    CURRENCY        VALUE           DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
TO SELL:
  Canadian Dollar...............................       750,000    $  549,845      2/15/96        $  (3,347)
  Finnish Markka................................     4,750,000     1,096,210      2/15/96            4,091
  Spanish Peseta................................   100,000,000       820,176      2/15/96          (10,132)
  Swedish Krona.................................     2,000,000       300,598      2/15/96              948
-----------------------------------------------------------------------------------------------------------
TOTAL MARKET VALUE AND UNREALIZED LOSS ON
  FORWARD FOREIGN CURRENCY CONTRACTS............                  $2,766,829                     $  (8,440)
-----------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                                                       LOCAL         MARKET      SETTLEMENT     UNREALIZED
                FOREIGN CURRENCY                      CURRENCY       VALUE          DATE          (LOSS)
----------------------------------------------------------------------------------------------------------
TO SELL:
  Italian Lira...................................   $452,184,000    $285,278       1/2/96        $ (2,850)
  Swedish Krona..................................        262,253      39,428       1/4/96            (248)
----------------------------------------------------------------------------------------------------------
TOTAL MARKET VALUE AND UNREALIZED LOSS ON FORWARD
  FOREIGN CURRENCY CONTRACTS.....................                   $324,706                     $ (3,098)
----------------------------------------------------------------------------------------------------------

8.  REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

9.  SHARES OF BENEFICIAL INTEREST

As of December 31, 1995, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares for each portfolio were as follows:

                                       63

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1995    DECEMBER 31, 1994
--------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO:
Shares sold....................................................        4,160,876            9,671,065
Shares issued on reinvestment..................................          302,497              242,610
Shares redeemed................................................       (5,951,049)          (6,475,417)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................       (1,487,676)           3,428,258
--------------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO:
Shares sold....................................................          261,586              564,424
Shares issued on reinvestment..................................          107,108               85,472
Shares redeemed................................................         (218,646)            (197,590)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          150,048              452,306
--------------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO:
Shares sold....................................................          257,850            1,945,230
Shares issued on reinvestment..................................          376,906              359,109
Shares redeemed................................................         (725,789)            (580,248)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................          (91,033)           1,724,091
--------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO:
Shares sold....................................................          183,214              347,468
Shares issued on reinvestment..................................          253,960              237,447
Shares redeemed................................................         (692,366)          (1,293,068)
--------------------------------------------------------------------------------------------------------
Net Decrease...................................................         (255,192)            (708,153)
--------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO:
Shares sold....................................................          221,160              210,404
Shares issued on reinvestment..................................           16,599               19,828
Shares redeemed................................................         (135,102)             (98,160)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          102,657              132,072
--------------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO:
Shares sold....................................................          115,413              671,652
Shares issued on reinvestment..................................           63,571               61,176
Shares redeemed................................................         (375,361)            (222,279)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         (196,377)             510,549
--------------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO:
Shares sold....................................................          211,124              932,854
Shares issued on reinvestment..................................          224,994               78,610
Shares redeemed................................................         (872,074)            (601,153)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         (435,956)             410,311
--------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO:
Shares sold....................................................          210,992            1,090,077
Shares issued on reinvestment..................................               --                   88
Shares redeemed................................................         (139,884)            (108,957)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................           71,108              981,208
--------------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO:
Shares sold....................................................        4,028,225            1,921,345
Shares issued on reinvestment..................................          186,081               37,914
Shares redeemed................................................         (242,324)             (77,439)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        3,971,982            1,881,820
--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO:
Shares sold....................................................          282,677            2,639,835
Shares issued on reinvestment..................................           12,132                   --
Shares redeemed................................................         (475,871)            (137,645)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         (181,062)           2,502,190
--------------------------------------------------------------------------------------------------------

                                       64

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10.  ORGANIZATION COSTS

The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from commencement of operations. If any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

11.  CONCENTRATION OF RISK

Under normal market conditions, Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that had securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

12.  FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

13.  CAPITAL LOSS CARRYFORWARD

As of December 31, 1995, the following Portfolios had available for Federal tax purposes the approximate unused capital losses:

                                               EXPIRING IN THE           EXPIRING IN THE
                                                  YEAR 2003                 YEAR 2002                TOTAL
                                               ---------------           ---------------           ----------
Intermediate High Grade Portfolio....                     --               $   288,000             $  288,000
Diversified Strategic Income
  Portfolio..........................            $   808,000                   801,000              1,609,000
Equity Income Portfolio..............                538,000                 1,549,000              2,087,000
Growth & Income Portfolio............                     --                     1,600                  1,600
International Equity Portfolio.......              2,460,000                    56,000              2,516,000

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated.

                                       65

<pg$pcn>

SMITH BARNEY SERIES FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
  For a share of beneficial interest outstanding throughout each period:

                 MONEY MARKET PORTFOLIO                      1995       1994       1993      1992     1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................   $ 1.000    $ 1.000    $1.000    $1.000    $1.000
------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
     Net investment income (2)...........................     0.052      0.035     0.023     0.027     0.005
     Net realized and unrealized gain on investments.....        --         --        --        --        --
------------------------------------------------------------------------------------------------------------
Total Income From Operations.............................     0.052      0.035     0.023     0.027     0.005
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income...............................    (0.052)    (0.035)   (0.023)   (0.027)   (0.005)
     Net realized gains on security transactions.........        --         --        --        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions......................................    (0.052)    (0.035)   (0.023)   (0.027)   (0.005)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................   $ 1.000    $ 1.000    $1.000    $1.000    $1.000
------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................      5.31%      3.56%     2.37%     2.75%     0.53%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................   $ 5,653    $ 7,141    $3,703    $2,108    $  830
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)........................................      0.75%      0.75%     0.75%     0.75%     0.65%+
     Net investment income...............................      5.19       3.65      2.34      2.79      3.35+
------------------------------------------------------------------------------------------------------------

            INTERMEDIATE HIGH GRADE PORTFOLIO                1995       1994       1993      1992     1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................   $  9.66    $ 10.69    $10.29    $10.24    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (2)...........................      0.66       0.61      0.55      0.45      0.03
     Net realized and unrealized gain (loss) on
       investments.......................................      1.00      (0.94)     0.26      0.08      0.21
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations......................      1.66      (0.33)     0.81      0.53      0.24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income...............................     (0.72)     (0.61)    (0.36)    (0.48)       --
     Net realized gains on security transactions.........        --      (0.09)    (0.05)       --        --
------------------------------------------------------------------------------------------------------------
Total Distributions......................................     (0.72)     (0.70)    (0.41)    (0.48)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................   $ 10.60    $  9.66    $10.69    $10.29    $10.24
------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................     17.76%     (3.05)%    8.00%     5.28%     2.40%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................   $16,152    $13,280    $9,859    $3,621    $  697
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)........................................      0.86%      0.85%     0.85%     0.85%     0.80%+
     Net investment income...............................      6.63       6.57      5.25      4.75      4.49+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate..................................       121%        90%      139%      124%       --
------------------------------------------------------------------------------------------------------------

(1) For the period from October 16, 1991 (commencement of operations) to December 31, 1991.
(2) Expense ratios and the per share decrease in net investment income before fees waivers and expense reimbursements were as follows:

                                                      NET INVESTMENT INCOME                  EXPENSE RATIOS WITHOUT WAIVERS AND
                                                        PER SHARE DECREASE                             REIMBURSEMENTS
                                          ----------------------------------------------    -------------------------------------
               PORTFOLIO                   1995      1994      1993      1992      1991     1995    1994    1993    1992    1991
---------------------------------------   ------    ------    ------    ------    ------    ----    ----    ----    ----    -----
Money Market...........................   $0.005    $0.005    $0.014    $0.014    $0.034    1.21%   1.26%   2.15%   2.18%   21.47%+
Intermediate High Grade................    0.009     0.020     0.050     0.130     0.170    0.94    1.05    1.36    2.28    26.28+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

                                       66

<pg$pcn>

SMITH BARNEY SERIES FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
  For a share of beneficial interest outstanding throughout each period:

        DIVERSIFIED STRATEGIC INCOME PORTFOLIO             1995       1994       1993       1992      1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $  9.18    $ 10.07    $  9.61    $ 10.14    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (2)*........................      0.74       0.58       0.70       0.67      0.02
     Net realized and unrealized gain (loss) on
       investments.....................................      0.70      (0.86)      0.47      (0.53)     0.12
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      1.44      (0.28)      1.17       0.14      0.14
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income.............................     (0.61)     (0.58)     (0.61)     (0.67)       --
     Net realized gains on security transactions.......        --         --      (0.04)        --        --
     In excess of net realized gain on security
       transactions....................................        --         --      (0.05)        --        --
     Capital...........................................        --      (0.03)     (0.01)        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (0.61)     (0.61)     (0.71)     (0.67)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $ 10.01    $  9.18    $ 10.07    $  9.61    $10.14
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     16.18%     (2.81)%    12.56%      1.42%     1.40%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $59,316    $55,260    $43,244    $19,991    $3,914
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)......................................      0.90%      0.95%      1.00%      1.00%     0.94%+
     Net investment income.............................      7.73       7.31       7.14       7.70      4.57+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate................................        46%        54%        94%        65%       --
------------------------------------------------------------------------------------------------------------

                EQUITY INCOME PORTFOLIO                    1995       1994       1993       1992      1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $  9.87    $ 11.55    $ 10.90    $ 10.20    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (2).........................      0.54       0.58       0.53       0.45      0.02
     Net realized and unrealized gain (loss) on
       investments.....................................      2.56      (1.75)      0.60       0.72      0.18
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      3.10      (1.17)      1.13       1.17      0.20
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income.............................     (0.62)     (0.49)     (0.47)     (0.47)       --
     Net realized gains on security transactions.......        --      (0.02)     (0.01)        --        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (0.62)     (0.51)     (0.48)     (0.47)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $ 12.35    $  9.87    $ 11.55    $ 10.90    $10.20
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     32.47%    (10.20)%    10.41%     11.74%     2.00%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $52,444    $44,417    $60,160    $25,985    $3,900
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)......................................      0.95%      0.84%      0.87%      1.00%     0.93%+
     Net investment income.............................      4.95       5.51       4.54       4.93      4.14+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate................................        33%        21%         4%         4%       --
------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security
  transactions (3).....................................   $  0.06         --         --         --        --
------------------------------------------------------------------------------------------------------------

(1) For the period from October 16, 1991 (commencement of operations) to December 31, 1991.
(2) Expense ratios and the per share decrease in net investment income before fees waivers and expense reimbursements were as follows:

                                                           NET INVESTMENT INCOME              EXPENSE RATIOS WITHOUT WAIVERS AND
                                                            PER SHARE DECREASE                          REIMBURSEMENTS
                                                  ---------------------------------------    ------------------------------------
                   PORTFOLIO                      1995    1994    1993     1992     1991     1995    1994    1993    1992    1991
-----------------------------------------------   ----    ----    -----    -----    -----    ----    ----    ----    ----    ----
Diversified Strategic Income...................    N/A     N/A       --    $0.03    $0.03     N/A     N/A    1.02%   1.41%   7.76%+
Equity Income..................................    N/A     N/A      N/A     0.02     0.03     N/A     N/A     N/A    1.27    8.34+

(3) New SEC disclosure guidelines require that average commissions per share be calculated and presented for the current year only.
 *  Includes realized gains and losses from foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       67

<pg$pcn>

SMITH BARNEY SERIES FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
  For a share of beneficial interest outstanding throughout each period:

                EQUITY INDEX PORTFOLIO                     1995       1994       1993       1992      1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $ 11.69    $ 11.90    $ 11.27    $ 10.62    $10.00
------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
     Net investment income (2).........................      0.25       0.23       0.20       0.17      0.04
     Net realized and unrealized gain (loss) on
       investments.....................................      3.88      (0.14)      0.71       0.55      0.58
------------------------------------------------------------------------------------------------------------
Total Income From Operations...........................      4.13       0.09       0.91       0.72      0.62
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income.............................     (0.23)     (0.15)     (0.16)     (0.02)       --
     Net realized gains................................     (0.01)     (0.15)     (0.12)     (0.05)       --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (0.24)     (0.30)     (0.28)     (0.07)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $ 15.58    $ 11.69    $ 11.90    $ 11.27    $10.62
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     35.81%      0.85%      8.66%      6.74%     6.20%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $15,230    $10,225    $ 8,842    $ 4,178    $1,733
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)......................................      1.00%      1.00%      1.00%      1.00%     0.98%+
     Net investment income.............................      1.84       2.10       1.77       2.10      2.91+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate................................         5%         1%         1%         8%       --
------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security
  transactions (3).....................................   $  0.05         --         --         --        --
------------------------------------------------------------------------------------------------------------

               GROWTH & INCOME PORTFOLIO                   1995       1994       1993       1992      1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $ 10.75    $ 11.37    $ 10.68    $ 10.15    $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (2).........................      0.26       0.27       0.30       0.27      0.02
     Net realized and unrealized gain (loss) on
       investments.....................................      2.99      (0.63)      0.67       0.55      0.13
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      3.25      (0.36)      0.97       0.82      0.15
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income.............................     (0.27)     (0.26)     (0.26)     (0.29)       --
     Overdistribution of net realized gains on security
       transactions....................................        --         --      (0.02)        --        --
     Capital...........................................        --         --         --      (0.00)*      --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (0.27)     (0.26)     (0.28)     (0.29)       --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $ 13.73    $ 10.75    $ 11.37    $ 10.68    $10.15
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     30.49%     (3.20)%     9.09%      8.44%     1.40%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $35,158    $29,625    $25,549    $10,951    $1,904
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)......................................      0.98%      0.93%      1.00%      1.00%     0.90%+
     Net investment income.............................      2.09       2.52       2.68       3.06      4.14+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate................................        17%        77%        78%        78%        3%
------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security
  transactions (3).....................................   $  0.06         --         --         --        --
------------------------------------------------------------------------------------------------------------

(1) For the period from October 16, 1991 (commencement of operations) to December 31, 1991.
(2) Expense ratios and the per share decrease in net investment income before fees waivers and expense reimbursements were as follows:

                                                         NET INVESTMENT INCOME               EXPENSE RATIOS WITHOUT WAIVERS AND
                                                          PER SHARE DECREASE                           REIMBURSEMENTS
                                               -----------------------------------------    -------------------------------------
                 PORTFOLIO                     1995     1994     1993     1992     1991     1995    1994    1993    1992    1991
--------------------------------------------   -----    -----    -----    -----    -----    ----    ----    ----    ----    -----
Equity Index................................   $0.02    $0.06    $0.10    $0.15    $0.09    1.17%   1.53%   1.88%   2.89%    7.60%+
Growth & Income.............................     N/A      N/A     0.01     0.06     0.07     N/A     N/A    1.01    1.65    20.02+

(3) New SEC disclosure guidelines require that average commissions per share be calculated and presented for the current year only.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.
 *  Amount represents less than $0.01.

                                       68

<pg$pcn>

SMITH BARNEY SERIES FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
  For a share of beneficial interest outstanding throughout each period:

                APPRECIATION PORTFOLIO                    1995       1994       1993       1992      1991(1)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $ 11.54    $ 11.80    $ 11.13    $ 10.49    $ 10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (3)........................      0.23       0.20       0.15       0.11       0.01
     Net realized and unrealized gain (loss) on
       investments....................................      3.04      (0.32)      0.63       0.53       0.48
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................      3.27      (0.12)      0.78       0.64       0.49
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income............................     (0.21)     (0.14)     (0.11)     0.00*         --
     Net realized gains on security transactions......     (0.21)        --         --         --         --
------------------------------------------------------------------------------------------------------------
Total Distributions...................................     (0.42)     (0.14)     (0.11)        --         --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $ 14.39    $ 11.54    $ 11.80    $ 11.13    $ 10.49
------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................     28.84%     (1.12)%     7.03%      6.13%      4.90%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................   $94,492    $80,823    $77,843    $53,450    $11,436
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (3).....................................      0.97%      0.88%      1.01%      1.00%      0.94%+
     Net investment income............................      1.65       1.75       1.35       1.61       3.00+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate...............................        43%        61%        33%        14%        --
------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security
  transactions (4)....................................   $  0.06         --         --         --         --
------------------------------------------------------------------------------------------------------------

              EMERGING GROWTH PORTFOLIO                   1995       1994      1993(2)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $  9.63    $ 10.41    $ 10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (loss) (3).................     (0.03)      0.00*      0.01
     Net realized and unrealized gain (loss) on
       investments....................................      4.16      (0.78)      0.40
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................      4.13      (0.78)      0.41
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income............................        --       0.00*        --
     Net realized gains on security transactions......        --         --         --
------------------------------------------------------------------------------------------------------------
Total Distributions...................................        --         --         --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $ 13.76    $  9.63    $ 10.41
------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................     42.89%     (7.48)%     4.10%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................   $17,463    $11,539    $ 2,257
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (3).....................................      1.20%      1.20%      1.05%+
     Net investment income (loss).....................     (0.24)     (0.17)      1.37+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate...............................       121%        66%        --
------------------------------------------------------------------------------------------------------------
Average commissions paid on equity security
  transactions (4)....................................   $  0.06         --         --
------------------------------------------------------------------------------------------------------------

(1) For the period from October 16, 1991 (commencement of operations) to December 31, 1991.
(2) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
(3) Expense ratios and the per share decreases in net investment income before fees waivers and expense reimbursements were as follows:

                                                          NET INVESTMENT INCOME               EXPENSE RATIOS WITHOUT WAIVERS AND
                                                           PER SHARE DECREASE                           REIMBURSEMENTS
                                                -----------------------------------------    ------------------------------------
                  PORTFOLIO                     1995     1994     1993     1992     1991     1995    1994    1993    1992    1991
---------------------------------------------   -----    -----    -----    -----    -----    ----    ----    ----    ----    ----
Appreciation.................................     N/A      N/A      N/A    $0.01    $0.01     N/A     N/A     N/A    1.16%   3.64%+
Emerging Growth..............................   $0.02    $0.01    $0.06      N/A      N/A    1.39%   1.59%   9.99%    N/A     N/A

(4) New SEC disclosure guidelines require that average commissions per share be calculated and presented for the current year only.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.
 *  Amount represents less than $0.01.

                                       69

<pg$pcn>

SMITH BARNEY SERIES FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
  For a share of beneficial interest outstanding throughout each period:

                          TOTAL RETURN PORTFOLIO                              1995       1994      1993(1)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........................................   $ 10.78    $ 10.30    $10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
     Net investment income (2)............................................      0.43       0.34      0.01
     Net realized and unrealized gain on investments......................      2.19       0.42*     0.29
---------------------------------------------------------------------------------------------------------
Total Income From Operations..............................................      2.62       0.76      0.30
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Net investment income................................................     (0.41)     (0.28)       --
     Net realized gains on security transactions..........................     (0.24)        --        --
---------------------------------------------------------------------------------------------------------
Total Distributions.......................................................     (0.65)     (0.28)       --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............................................   $ 12.75    $ 10.78    $10.30
---------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................................................     25.04%      7.40%     3.00%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...........................................   $78,042    $23,196    $2,777
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2).........................................................      1.00%      1.00%     0.85%+
     Net investment income................................................      3.80       3.84      1.93+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate...................................................        81%       118%       --
---------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions (3)..............   $  0.06         --        --
---------------------------------------------------------------------------------------------------------

                      INTERNATIONAL EQUITY PORTFOLIO                          1995       1994      1993(1)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........................................   $  9.21    $ 10.05    $10.00
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income (2)***.........................................      0.03       0.00**    0.00**
     Net realized and unrealized gain (loss) on investments...............      0.78      (0.84)     0.05
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......................................      0.81      (0.84)     0.05
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income.................................     (0.04)        --        --
     Distributions from net realized gains on security transactions.......        --         --        --
---------------------------------------------------------------------------------------------------------
Total Distributions.......................................................     (0.04)        --        --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............................................   $  9.98    $  9.21    $10.05
---------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................................................      8.80%     (8.36)%    0.50%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...........................................   $28,979    $28,413    $5,867
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Expenses (2)(4)......................................................      1.43%      1.30%     1.08%+
     Net investment income (loss).........................................      0.35       0.31     (0.51)+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate...................................................        34%        12%       --
---------------------------------------------------------------------------------------------------------
Average commissions paid on equity security transactions (3)..............   $  0.01         --        --
---------------------------------------------------------------------------------------------------------
 (1) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
 (2) Expense ratios and the per share decrease in net investment income before fees waivers and expense reimbursements were as follows:

                                                               NET INVESTMENT INCOME                   EXPENSE RATIOS WITHOUT
                                                                PER SHARE DECREASE                   WAIVERS AND REIMBURSEMENTS
                                                            ---------------------------             -----------------------------
                      PORTFOLIO                             1995      1994        1993              1995        1994         1993
------------------------------------------------------      ----      -----       -----             ---         ----         ----
Total Return..........................................       N/A      $0.01       $0.02             N/A         1.11%        4.14%+
International Equity..................................       N/A         --**      0.02             N/A         1.51         2.96+
(3)  New SEC disclosure guidelines require that average commissions per share be calculated and presented for the current year only.
(4)  During the period ended December 31, 1995, the portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.37%.
 ++  Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.
 *   The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
 **  Amount represents less than $0.01.
***  Includes realized gains and losses from foreign currency transactions.

                                       70

<pg$pcn>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SMITH BARNEY SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Series Fund (consisting of the Money Market, Intermediate High Grade, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Appreciation, Emerging Growth, Total Return and International Equity Portfolios) as of December 31, 1995, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1994 and the financial highlights for each of the years in the three-year period then ended and for the period from October 16, 1991 (commencement of operations) to December 31, 1991 were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of Smith Barney Series Fund as of December 31, 1995, and the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                         /s/ KPMG Peat Marwick LLP
                                         KPMG Peat Marwick LLP
New York, New York
February 27, 1996

                                       71

<pg$pcn>

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

Change in Independent Auditors: On February 8, 1995, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand, L.L.P. ("Coopers & Lybrand") as the Fund's independent auditor and voted to appoint KPMG Peat Marwick LLP. During the Fund's two most recent fiscal years, Coopers & Lybrand's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make references to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the Securities & Exchange Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at
(212) 723-9218.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)                                   DECEMBER 31, 1995

The amount of long-term capital gains paid by Appreciation Portfolio, Equity Index and Total Return Portfolio to its shareholders for the fiscal year ended December 31, 1995, was $1,392,571, $4,603 and $686,521, respectively.

                                       72

<pg$pcn>

SMITH BARNEY SERIES FUND
--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On April 27, 1995 the Fund, on behalf of Equity Index Portfolio (the "Portfolio"), held a Special Meeting of Shareholders for the purpose of voting on the following matter:

     1. To approve or disapprove a new investment advisory agreement between the Fund, on behalf of the Portfolio, and Travelers Investment Management Company, a wholly owned subsidiary of Smith Barney Holdings, Inc., the parent company of the Portfolio's distributor and its administrator, containing substantially the same terms and conditions, including the same level of fees, as the Portfolio's current investment advisory agreement (the "Proposal").

The results of the vote on the Proposal were as follows:

-----------------------------------------------------------------------------------------------------
                    % OF                               % OF                                  % OF
                OUTSTANDING                        OUTSTANDING                           OUTSTANDING
 VOTES FOR      SHARES VOTED     VOTES AGAINST     SHARES VOTED     VOTES ABSTAINING     SHARES VOTED
-----------------------------------------------------------------------------------------------------
$ 10,905.041       94.062%         18,052.297         2.094%           33,138.983           3.844%
-----------------------------------------------------------------------------------------------------

On October 17, 1995 the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matter:

     1. To elect ten Trustees of the Fund ("Proposal 1").

The results of the vote on Proposal 1 were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                      % OF                               % OF
                                                                  OUTSTANDING                        OUTSTANDING
                  TRUSTEES                        VOTES FOR       SHARES VOTED     VOTES AGAINST     SHARES VOTED
-----------------------------------------------------------------------------------------------------------------
Herbert Barg.................................   34,965,430.670       96.564%        1,244,273.619        3.436%
Alfred Bianchetti............................   34,987,669.230       96.625         1,222,035.059        3.375
Martin Brody.................................   34,981,756.860       96.609         1,227,947.429        3.391
Dwight B. Cranc..............................   35,080,202.700       96.881         1,129,501.589        3.119
Burt N. Dorsett..............................   35,075,055.110       96.866         1,134,649.179        3.134
Elliot S. Jaffe..............................   35,051,143.550       96.800         1,158,560.739        3.200
Stephen E. Kaufman...........................   35,061,440.810       96.829         1,148,263.479        3.171
Joseph M. McCann.............................   35,081,298.610       96.883         1,128,405.679        3.117
Heath B. McLendon............................   35,069,911.600       96.852         1,139,792.689        3.148
Cornelius C. Rose............................   35,066,097.650       96.842         1,143,606.639        3.158
-----------------------------------------------------------------------------------------------------------------

                                       73

<pg$pcn>

                                        This report is submitted for the general information of the owners of the Smith Barney Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                                               S-6223 E (2/96)

<pg$pcn>

                 -------------------

       1995                                SMITH BARNEY
      ANNUAL                               SERIES
      REPORT                               FUND
                                           -----------------------------------------------------------
                                           DECEMBER 31, 1995

                                           Note: Not all investors may be eligible to invest
                                           in each portfolio of the Fund.

<pg$pcn>

                                   This report is submitted for the general information of the owners of the Smith Barney Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                   S-6223 E (2/96)